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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        STATE AUTO FINANCIAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                    [State Auto Financial Corporation Logo]

                        STATE AUTO FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
STATE AUTO FINANCIAL CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of State Auto Financial Corporation (the "Company") will be held at the Company's principal executive offices located at 518 East Broad Street, Columbus, Ohio, on Friday, May 26, 2000, at 10:00 A.M., EDST, for the following purposes:

          1. To elect three Class III directors, each to hold office for a three-year term and until a successor is elected and qualified;

          2. To consider and vote upon a proposal to approve the Company's 2000 Stock Option Plan;

          3. To consider and vote upon a proposal to approve the Company's 2000 Directors Stock Option Plan; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on April 4, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     In order that your shares may be represented at this meeting and to assure a quorum, please sign and return the enclosed proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend and wish to vote in person, at your request we will cancel your proxy.

                                              By Order of the Board of Directors

                                              JOHN R. LOWTHER
                                              Secretary

Dated: April 19, 2000

                        STATE AUTO FINANCIAL CORPORATION

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of State Auto Financial Corporation (the "Company") to be used at its Annual Meeting of Shareholders to be held May 26, 2000 (the "Annual Meeting"). Shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. Any proxy may be revoked at any time, insofar as it has not been exercised, by delivery to the Company of a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder's presence at the Annual Meeting does not by itself revoke the proxy.

     The mailing address of the principal executive offices of the Company is 518 East Broad Street, Columbus, Ohio 43215. The approximate date on which this Proxy Statement and the form of proxy are first being sent or given to shareholders is April 19, 2000.

                               PROXIES AND VOTING

     The close of business on April 4, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On the record date there were outstanding and entitled to vote 38,368,918 of the Company's Common Shares, without par value. Each Common Share is entitled to one vote.

     Shareholders do not have the right to cumulate their votes in the election of directors, and the nominees receiving the highest number of votes will be elected as the Class III directors. The vote required for the approval of both the Company's 2000 Stock Option Plan and 2000 Directors Stock Option Plan is the favorable vote of a majority of the outstanding Common Shares present in person or by proxy at the Annual Meeting.

     All Common Shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the Common Shares represented by that proxy will be voted in favor of the nominees listed in this Proxy Statement for election as Class III directors and in favor of the other proposals set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked at any time prior to its exercise by delivering to the Company a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder's presence at the Annual Meeting does not by itself revoke the proxy.

     Abstentions will be considered as Common Shares present and entitled to vote at the Annual Meeting and will be counted for purposes of determining whether a quorum is present. Abstentions will not be counted in determining the votes cast for the election of directors and will not have a positive or negative effect on the outcome of the election. Because the proposals to approve the Company's 2000 Stock Option Plan and 2000 Directors Stock Option Plan require the favorable vote of a majority of the outstanding Common Shares present in person or by proxy at the Annual Meeting, abstentions will have the same effect as a vote against these proposals.

     If your Common Shares are held in street name, you will need to instruct your broker regarding how to vote your Common Shares. If you do not provide your broker with voting instructions regarding the election of directors, your broker will nevertheless have the discretion to vote your Common Shares for the election of directors. There are certain other matters, however, over which your broker does not have discretion to vote your Common Shares without your instructions--these situations are referred to as "broker non-votes." The proposals regarding the approval of the Company's 2000 Stock Option Plan and 2000 Directors Stock Option Plan fall into this category. If you do not provide your broker with voting instructions on these two proposals, your Common Shares will not be voted on these proposals. Broker non-votes will not be considered as Common Shares present and entitled to vote for these proposals and will not have a positive or negative effect on the outcome of these proposals.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

     The number of directors currently is fixed at nine. The Board of Directors is divided into three classes, Class I, Class II and Class III, with three directors in each Class. The term of office of directors in one Class expires annually at each annual meeting of shareholders at such time as their successors are elected and qualified. Directors in each Class are elected for three-year terms. The term of office of the Class III directors expires concurrently with the holding of the Annual Meeting. Two incumbent directors in Class III have been nominated for re-election. Dr. David L. Bickelhaupt is retiring from the Board and the person nominated to replace him is Richard K. Smith.

     At the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy, unless a contrary position is indicated on such proxy, to vote the proxy for the election of the three nominees named in the following table as Class III directors, each to hold office until the 2003 annual meeting of shareholders and until a successor is elected and qualified. In the event that any nominee named in the table as a Class III director is unable to serve (which is not anticipated), the persons named in the proxy may vote it for another nominee of their choice.

     Set forth below is information about each of the Class III director nominees:

                          CLASS III DIRECTOR NOMINEES
                            (TERMS EXPIRING IN 2003)

                                                                                  COMMON
                                                                      A           SHARES
         NAME OF                                                   DIRECTOR        OWNED
    NOMINEE/DIRECTOR                   PRINCIPAL OCCUPATION(S)      OF THE    BENEFICIALLY AS     %
     AND POSITION(S)                         DURING THE            COMPANY      OF APRIL 4,      OF
      WITH COMPANY         AGE(1)          PAST FIVE YEARS          SINCE       2000(2)(3)      CLASS
    ----------------       ------      -----------------------     --------   ---------------   -----
Urlin G. Harris, Jr......    63     Retired effective 4/1/97 as      1991         151,108         *
Director                            an officer of the Company and
                                    its wholly owned affiliates,
                                    State Auto Property and
                                    Casualty Insurance Company
                                    ("State Auto P&C"), Milbank
                                    Insurance Company
                                    ("Milbank"), State Auto
                                    National Insurance Company
                                    ("National"), and of State
                                    Automobile Mutual Insurance
                                    Company, owner of
                                    approximately 69% of the
                                    Company's Common Shares
                                    ("Mutual"); Executive Vice
                                    President of the Company,
                                    State Auto P&C, Milbank,
                                    National and Mutual 11/93 to
                                    3/31/97.
George R. Manser(4)......    69     A private investor; retired      1991          75,139         *
Director                            Director of Corporate
                                    Finance, Uniglobe Travel USA
                                    effective 10/99; Director of
                                    Corporate Finance, Uniglobe
                                    Travel USA, a travel agency
                                    franchisor, 3/97 to 10/99;
                                    Chairman of the Board,
                                    Uniglobe Travel (Capital
                                    Cities) Inc., a travel agency
                                    franchisor, for more than
                                    five years prior to 3/97;
                                    Advisory director to J.C.
                                    Bradford & Co., 8/94 to
                                    present; Mr. Manser is also a
                                    director of Hallmark
                                    Financial Services, Inc., a
                                    nonstandard, Texas only, auto
                                    insurer, and Checkfree
                                    Corporation, a business
                                    facilitating electronic
                                    commerce.
Richard K. Smith.........    55     Retired Partner of KPMG, Peat      --           1,000         *
Director                            Marwick effective 6/97.
                                    Partner of KPMG, Peat Marwick
                                    for more than five years
                                    prior to 6/97.

     Set forth below is information about the directors whose terms of office continue after the Annual Meeting.

                               CLASS I DIRECTORS
                            (TERMS EXPIRING IN 2001)

                                                                                    COMMON
                                                                        A           SHARES
         NAME OF                                                     DIRECTOR        OWNED
        DIRECTOR                        PRINCIPAL OCCUPATION(S)       OF THE    BENEFICIALLY AS     %
     AND POSITION(S)                          DURING THE             COMPANY      OF APRIL 4,      OF
      WITH COMPANY         AGE(1)           PAST FIVE YEARS           SINCE       2000(2)(3)      CLASS
     ---------------       ------       -----------------------      --------   ---------------   -----
John R. Lowther(5).......    49     Vice President, Secretary and      1991          96,415         *
Vice President,                     General Counsel of the Company,
Secretary and                       State Auto P&C, Milbank,
General Counsel                     National and Mutual for more
                                    than five years.
Paul W. Huesman(6).......    64     President, Huesman-Schmid          1991          63,741         *
Director                            Insurance Agency, Inc., an
                                    insurance agency, for more than
                                    five years.
Robert H. Moone(7).......    56     President and CEO of the           1998         206,914         *
President and CEO                   Company, State Auto P&C,
                                    Milbank, National and Mutual
                                    5/99 to present; President and
                                    COO of the Company, State Auto
                                    P&C, Milbank, National and
                                    Mutual 5/96 to 5/99; Executive
                                    Vice President of the Company,
                                    State Auto P&C, Milbank,
                                    National and Mutual 11/93 to
                                    5/96.

                               CLASS II DIRECTORS
                            (TERMS EXPIRING IN 2002)

                                                                                    COMMON
                                                                        A           SHARES
         NAME OF                                                     DIRECTOR        OWNED
        DIRECTOR                        PRINCIPAL OCCUPATION(S)       OF THE    BENEFICIALLY AS     %
     AND POSITION(S)                          DURING THE             COMPANY      OF APRIL 4,      OF
      WITH COMPANY         AGE(1)           PAST FIVE YEARS           SINCE       2000(2)(3)      CLASS
     ---------------       ------       -----------------------      --------   ---------------   -----
Robert L. Bailey(8)......    66     Chairman of the Board of the       1991         614,473       1.6%
Chairman of the Board               Company 3/93 to present and
                                    State Auto P&C, 3/93 to
                                    present, Milbank 8/93 to
                                    present, National 10/91 to
                                    present, and of Mutual, 3/93 to
                                    present; Chief Executive
                                    Officer of each of the Company,
                                    State Auto P&C, Milbank,
                                    National and Mutual for more
                                    than 5 years prior to 5/99;
                                    President of the Company, State
                                    Auto P&C, and Mutual for more
                                    than 5 years prior to 5/96 and
                                    of National from 10/91 to 5/96
                                    and of Milbank from 8/93 to
                                    5/96.

                                                                                    COMMON
                                                                        A           SHARES
         NAME OF                                                     DIRECTOR        OWNED
        DIRECTOR                        PRINCIPAL OCCUPATION(S)       OF THE    BENEFICIALLY AS     %
     AND POSITION(S)                          DURING THE             COMPANY      OF APRIL 4,      OF
      WITH COMPANY         AGE(1)           PAST FIVE YEARS           SINCE       2000(2)(3)      CLASS
     ---------------       ------       -----------------------      --------   ---------------   -----
William J. Lhota.........    60     Executive Vice President,          1994          29,000          *
Director                            American Electric Power,
                                    management, technical and
                                    professional subsidiary of AEP,
                                    a major investor-owned electric
                                    utility, and President and
                                    Chief Operating Officer,
                                    Appalachian Power Company,
                                    Columbus Southern Power
                                    Company, Indiana Michigan Power
                                    Company, Kentucky Power
                                    Company, Kingsport Power
                                    Company, Ohio Power Company and
                                    Wheeling Power Company, all of
                                    which are subsidiaries of AEP,
                                    1/96 to present; Executive Vice
                                    President, American Electric
                                    Power Service Corporation, 7/93
                                    to 1/96. Mr. Lhota is also a
                                    director of Huntington
                                    Bancshares, Inc., a bank
                                    holding company, and AEP
                                    Generating Company, Appalachian
                                    Power Company, Columbus
                                    Southern Power Company, Indiana
                                    Michigan Power Company,
                                    Kentucky Power Company, and
                                    Ohio Power Company.
David J. D'Antoni(9).....    55     Senior Vice President, Ashland,    1995          45,000          *
Director                            Inc., and Group Operating
                                    Officer, Ashland Distribution
                                    and Specialty Chemical
                                    Companies, 3/99 to present;
                                    Senior Vice President of
                                    Ashland, Inc. and President,
                                    Ashland Chemical, a division of
                                    Ashland, Inc., 7/88 to 3/99.
                                    Ashland, Inc. is involved in
                                    oil refining and marketing,
                                    highway construction,
                                    automotive after-market
                                    products, specialty chemicals
                                    and chemical and plastics
                                    distribution.

---------------

* Less than one (1%) percent.

 (1) Ages shown are as of the date of the Annual Meeting.

 (2) Except as indicated in the notes to this table, the persons named in the table have sole voting and investment power with respect to all Common Shares shown as beneficially owned by the named person. With respect to stock options, this table includes only stock options for Common Shares which are currently exercisable or exercisable within 60 days of April 4, 2000.

 (3) The amount reported includes Common Shares attributable to options granted under the 1991 Stock Option Plan for Messrs. Bailey (384,104), Moone (137,180) and Lowther (65,500) and Common Shares attributable to options granted under the 1991 Directors' Stock Option Plan for Messrs. Lhota (11,000), D'Antoni (11,000), Manser (23,000), Huesman (23,000) and Smith
     (1,000) (who has been a director of Mutual since March 1999). Mr. Harris' shares owned include 97,200 Common Shares attributable to options granted under the 1991 Stock Option Plan to Mr. Harris while he was employed by the Company and options for 5,000 Common Shares granted under the 1991 Directors' Stock Option Plan since he retired from active service to the Company.

 (4) Includes 9,259 Common Shares owned by Mrs. Manser, as to which Mr. Manser disclaims beneficial ownership.

 (5) Includes 26,750 Common Shares attributable to options granted to Mr. Lowther under the 1991 Stock Option Plan, which he assigned to his spouse pursuant to the terms of the 1991 Stock Option Plan, and 2,000 Common Shares attributable to options granted under the 1991 Stock Option Plan, which he assigned pursuant to the 1991 Stock Option Plan to trusts maintained for the benefit of his children. Mr. Lowther disclaims beneficial ownership of these Common Shares.

 (6) Includes 2,820 Common Shares owned by Mrs. Huesman, as to which Mr. Huesman disclaims beneficial ownership, 12,148 Common Shares owned by the Huesman-Schmid Insurance Agency, Inc. Profit Sharing Plan and 16,559 Common Shares owned by the Huesman-Schmid Insurance Agency, Inc. Defined Benefit Pension Plan. Mr. Huesman shares voting and investment power with the other trustee of these plans with respect to these Common Shares.

 (7) Includes 65,490 Common Shares attributable to options granted to Mr. Moone under the 1991 Stock Option Plan which he assigned to the Anna Moone Living Trust (Anna Moone and Robert H. Moone, co-trustees) pursuant to the terms of the 1991 Stock Option Plan. Mr. Moone disclaims beneficial ownership of these Common Shares.

 (8) Includes 133,440 Common Shares held by Bailey Enterprises of America, LLC, a family limited liability company ("Bailey Enterprises") of which Mr. Bailey is a member. Mr. Bailey exercises voting power and investment power as to the Common Shares owned by Bailey Enterprises. This also includes 41,360 Common Shares attributable to options granted to Mr. Bailey under the 1991 Stock Option Plan, which he assigned to his spouse pursuant to the terms of the 1991 Stock Option Plan, and 5,000 Common Shares owned by Mrs. Bailey. Mr. Bailey disclaims beneficial ownership of these Common Shares.

 (9) Includes 12,000 Common Shares owned by Mrs. D'Antoni, as to which Mr. D'Antoni disclaims beneficial ownership.

     In addition to the Common Shares owned beneficially by Messrs. Bailey and Moone, as set forth above, Gary L. Huber, Michael F. Dodd and Steven J. Johnston, the other named executive officers in the Summary Compensation Table set forth below, owned beneficially 7,324 Common Shares, 119,616 Common Shares, and 66,041 Common Shares, respectively, of the Company as of April 4, 2000, each of which represents less than 1% of the Company's outstanding Common Shares. These amounts include Common Shares attributable to options which are currently exercisable or exercisable within 60 days of April 4, 2000, granted under the 1991 Stock Option Plan in the amounts of 87,600, and 48,700 for Messrs. Dodd and Johnston, respectively. These persons and/or their spouses have sole voting and investment power with respect to all Common Shares beneficially owned by them. As of April 4, 2000, all directors and executive officers of the Company as a group (24 persons) owned beneficially 2,097,521 (5.5%) Common Shares of the Company, which included options for 1,285,634 Common Shares.

            MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES

     During the fiscal year ended December 31, 1999, the Company's Board of Directors held four meetings. No incumbent director attended fewer than 75% of the aggregate of the meetings of the Board and the meetings of all committees on which he served.

     The Board has an Audit Committee charged with several responsibilities, including: 1) reviewing the Company's accounting functions, operations, and management; 2) considering the adequacy and effectiveness of the internal controls and internal auditing methods and procedures of the Company; 3) meeting and consulting with the Company's independent auditors and with the Company's financial and accounting personnel concerning the foregoing matters; 4) reviewing with the Company's independent auditors the scope of their audit of the Company and the results of their examination of its financial statements; and 5) considering the selection and recommending to the Board of Directors a firm of certified public accountants to be appointed as the independent auditors of the Company for its then current fiscal year. Present members are David L. Bickelhaupt, who, as noted above is retiring from the Board as of this Annual Shareholder's Meeting, Urlin G. Harris and George R. Manser. Expected to replace Dr. Bickelhaupt on the Audit Committee is Richard K. Smith, the director nominated to replace Dr. Bickelhaupt. Also, in light of the new Audit Committee standards adopted by the SEC and NASD, it is expected that Mr. D'Antoni will replace Mr. Harris to ensure that the Committee consists of directors who are independent as newly defined by the SEC and NASD. The Audit Committee held two meetings during the Company's fiscal year ended December 31, 1999.

     The Board also has a 1991 Stock Option Plan Committee (the "Options Committee") charged with the responsibility of administering the Company's 1991 Stock Option Plan. Present members of such committee, who also serve as the Executive Compensation Committee, are David J. D'Antoni, William J. Lhota and George R. Manser. See Executive Compensation Committee and Options Committee Report for a discussion of the responsibilities of the Company's Executive Compensation Committee. The Executive Compensation Committee and Options Committee held four meetings during the Company's fiscal year ended December 31, 1999. The Board has no standing nominating committee or committee performing similar functions.

                           COMPENSATION OF DIRECTORS

     Directors of the Company who are not also officers of the Company receive from the Company an annual fee of $20,000, plus travel expenses incurred in attending directors meetings, and a fee of $500, plus travel expenses, for each committee meeting attended. Directors may defer all or a portion of these fees under the Company's deferred compensation plan for directors. In addition, directors of the Company who are not full-time employees of the Company or its parent or subsidiary corporations receive stock options pursuant to the 1991 Directors' Stock Option Plan. Under this plan, promptly following each annual meeting of shareholders of the Company, each eligible director is granted a non-qualified option to purchase 1,000 Common Shares of the Company at the fair market value of such shares on the last trading day prior to the annual meeting immediately preceding the date of grant. Options are immediately exercisable in whole or in part and must be exercised within ten years of the date of grant. Each Director is also expected to comply with the Stock Ownership Guidelines. (See "Executive Compensation Committee Report" below).

                       COMPENSATION OF EXECUTIVE OFFICERS

     Pursuant to a Management and Operations Agreement effective January 1, 2000 (the "2000 Management Agreement"), among Mutual, the Company and State Auto P&C, Milbank and National, all wholly owned subsidiaries of the Company, and other affiliated companies, the executive officers of the Company, State Auto P&C, Milbank and National are employees of State Auto P&C and the Company rather than Mutual, while Mutual acts as the common paymaster. The costs and expenses associated with these employees of State Auto P&C and the Company are reimbursed to Mutual, as paymaster, in accordance with the terms of the 2000 Management Agreement. (See "Certain Transactions" below).

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     Set forth below is information concerning the compensation paid or accrued by, or reimbursed to, Mutual for the Company's fiscal years ended December 31, 1999, 1998, and 1997, to the Company's chief executive officer and its four most highly compensated executive officers, other than the chief executive officer:

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM
                                                              COMPENSATION
                                                                 AWARDS
                                                              ------------
                                                               SECURITIES
                                      ANNUAL COMPENSATION      UNDERLYING
                                     ---------------------      OPTIONS          ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY(1)    BONUS(2)     GRANTED(3)     COMPENSATION(4)
---------------------------  ----    ---------    --------    ------------    ---------------
Robert L. Bailey.........    1999    $477,693     $ 24,776       38,000           $17,737
  Chairman                   1998    $425,000     $260,579       28,000           $15,893
                             1997    $396,815     $298,604          -0-           $14,206
Robert H. Moone..........    1999    $319,616     $ 15,734       22,000           $12,017
  President and              1998    $270,000     $ 94,507       16,000           $10,280
  Chief Executive Officer    1997    $250,002     $119,600          -0-           $ 9,579
Steven J. Johnston.......    1999    $169,059     $  9,215       10,000           $ 5,838
  Senior Vice President,     1998    $153,148     $ 47,234        6,000           $ 5,597
  Treasurer and              1997    $138,502     $ 60,821          -0-           $ 5,223
  Chief Financial Officer
Gary L. Huber(5).........    1999    $176,525     $  9,183        6,000           $ 4,999
  Vice President             1998    $164,708     $ 52,167        6,000           $ 5,764
                             1997    $101,539     $ 24,438        9,000           $ 3,015
Michael F. Dodd..........    1999    $168,901     $  9,710        6,000           $ 6,451
  Senior Vice President      1998    $157,908     $ 26,214        6,000           $ 6,642
                             1997    $153,309     $ 21,953          -0-           $ 6,317

---------------

(1) Includes amounts deferred pursuant to the State Auto Insurance Companies Capital Accumulation Plan (the "CAP") and the Non-Qualified Incentive Deferred Compensation Plan (the "Deferred Compensation Plan"). The CAP is a defined contribution plan (within the meaning of the Employee Retirement Income Security Act of 1974) ("ERISA") and is intended to be a qualified plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the CAP, each participant is eligible to enter into a written salary reduction agreement with his employer whereby the participant's salary will be reduced by a whole percentage from 1% to 16%, as elected by the participant, in accordance with the rules governing cash or deferred arrangements under Section 401(k) of the Code. The amount deferred by a participant is contributed by his employer to the trust fund for the CAP and invested in accordance with the election of the participant from among investment funds established under the trust agreement. The Deferred Compensation Plan is a non-qualified, unfunded deferred compensation plan for eligible key employees who are legally precluded from contributing a full

    6% of compensation to the CAP or who choose to defer a portion of their salary beyond the amount matched by the CAP. Under the Deferred Compensation Plan, such employees are eligible to enter into a salary reduction agreement to defer payment of an additional portion of the employee's salary as the employee prescribes on an election form executed annually in advance of the year in which such compensation would be earned. Deferred amounts, along with the Company matching amounts on that portion deferred that is eligible for the match (see footnote (4), below), are invested by Mutual in a variety of investment options made available to participants in the Deferred Compensation Plan, pursuant to the terms of such plan.

(2) The amounts appearing in this column represent bonuses paid pursuant to the State Auto Quality Performance Bonus Plan (the "QPB"). Under the QPB for 1999, quarterly bonuses are paid to employees who have completed two full calendar quarters of service if the direct statutory combined ratio for such quarter was 100% or less for all combined affiliated insurers (see "Certain Transactions").

    Also included in this column are special incentive bonuses earned in 1998 and 1997 under special incentive bonus plans put into place for Messrs. Huber and Johnston by the President. While similar plans were in place for 1999, the amounts of these bonuses were not determined as of the date this Proxy Statement was printed. The Executive Compensation Committee also had in place special incentive bonus plans for Messrs. Bailey and Moone in 1999 and the two prior years. The bonus shown for Mr. Moone and Mr. Bailey for 1998 and 1997 includes the special bonus earned in each such year. The 1999 incentive bonus for Messrs. Bailey and Moone has not been determined as of the date this Proxy Statement was printed (see "Executive Compensation Committee Report").

(3) In 1999 and 1998, the persons listed in the Summary Compensation Table were granted options to purchase the number of Common Shares of the Company set forth in this column pursuant to the 1991 Stock Option Plan, all of which were non-qualified stock options except one-half of the options granted to Mr. Moone and Mr. Johnston, which were incentive stock options. While Mr. Huber was granted options in 1997, stock options were not generally granted in 1997.

(4) The amounts appearing in this column represent the Company's contributions and credits on behalf of each named person under the CAP or the Deferred Compensation Plan. Each participant in the CAP is credited annually with his allocable share of employer matching contributions made to the CAP from the consolidated net accumulated or current earnings of Mutual and its subsidiaries. A participant's share of the matching contribution equals 75% of his salary reduction contributions up to 2% of compensation, plus 50% of his salary reduction contributions from 3% to 6% of compensation. While a participant is always vested in his own salary reduction contributions, the rights of a participant to amounts credited to his account as matching contributions vest as follows: (a) one-third of matching contributions allocated for the plan year preceding the plan year in which termination of employment occurs, two-thirds of matching contributions allocated for the second plan year before the plan year in which termination of employment occurs, and 100% of the matching contributions allocated for the third and earlier plan years before the plan year in which termination of employment occurs; and (b) notwithstanding the foregoing, after the participant has five or more years of service with Mutual and its subsidiaries, all matching contributions become vested. The following are the amounts of the Company matching contributions under the CAP for 1999 for the officer indicated: Mr. Bailey -- $5,600; Mr. Moone -- $5,600; Mr. Johnston -- $5,600, Mr. Huber --
    $4,999 and Mr. Dodd -- $5,335. Each employee who is eligible to participate in the Deferred

    Compensation Plan is credited annually with his allocable share of Company matching contributions on the same basis that contributions are matched under the CAP, provided that no more than 6% of any employee's salary is subject to being matched under either the CAP or the Deferred Compensation Plan. The following amounts reflect the Company's contribution to the Deferred Compensation Plan for 1999: Mr. Bailey -- $11,119 and Mr.
    Moone -- $5,587. The amounts appearing in this column also represent the premiums for policies of whole life insurance purchased on behalf of the officers of the Company, including the executive officers named above. The following amounts represent the premiums paid for whole life insurance for 1999: Mr. Bailey -- $1,018; Mr. Moone -- $830; Mr. Johnston -- $238; and Mr.
    Dodd -- $1,116.

(5) Mr. Huber resigned from the Company in January 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows the number of options granted in 1999 to the individuals named in the Summary Compensation Table and estimates the potential realizable value of these option grants.

                                       INDIVIDUAL GRANTS
                       -------------------------------------------------      POTENTIAL          POTENTIAL
                                     % OF TOTAL                            REALIZABLE VALUE   REALIZABLE VALUE
                                      OPTIONS                                 AT ASSUMED         AT ASSUMED
                        NUMBER OF     GRANTED                              ANNUAL RATES OF    ANNUAL RATES OF
                       SECURITIES        TO       EXERCISE                   STOCK PRICE        STOCK PRICE
                       UNDERLYING    EMPLOYEES     OR BASE                 APPRECIATION FOR   APPRECIATION FOR
                         OPTIONS     IN FISCAL      PRICE     EXPIRATION     OPTION TERM        OPTION TERM
        NAME           GRANTED (1)      YEAR      ($/SH)(2)      DATE          5%($)(3)          10%($)(3)
        ----           -----------   ----------   ---------   ----------   ----------------   ----------------
Robert L. Bailey.....    38,000          10%       11.875     05/26/2009       $283,789           $719,176
Robert H. Moone......    22,000         5.8%       11.875     05/26/2009       $164,299           $416,365
Steven J. Johnston...    10,000         2.6%       11.875     05/26/2009       $ 74,681           $189,257
Gary L. Huber(4).....     6,000         1.6%       11.875     05/26/2009       $    -0-           $    -0-
Michael F. Dodd......     6,000         1.6%       11.875     05/26/2009       $ 44,809           $113,554

---------------

(1) Options were granted on May 27, 1999. Each option is fully exercisable after a one-year vesting period expires, so long as employment with the Company or its subsidiaries or its parent continues. There are no stock appreciation rights, performance units, or other instruments granted in tandem with these options, nor are there any reload provisions, tax reimbursement features or performance-based conditions to exercisability.

(2) The option exercise price is the closing price of the Company's shares on the NASDAQ National Market System on the day of the grant.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates dictated by the Securities and Exchange Commission when the "Potential Realizable Value" alternative is used and are not intended to be a forecast of the Company's stock price.

(4) Mr. Huber's options lapsed without vesting.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table sets forth stock option exercises during 1999 by the executive officers named in the Summary Compensation Table and shows the number of Common Shares represented by both exercisable and non-exercisable stock options and the value of in-the-money stock options (exercisable and non-exercisable) held by each of the named executive officers as of December 31, 1999.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING        VALUE OF UNEXERCISED
                                                              UNEXERCISED            IN-THE-MONEY
                                                               OPTIONS AT             OPTIONS AT
                       SHARES ACQUIRED                         FY-END(#)              FY-END($)
                             ON              VALUE            EXERCISABLE/           EXERCISABLE/
        NAME             EXERCISE(#)     REALIZED($)(1)     UNEXERCISABLE()        UNEXERCISABLE(2)
        ----           ---------------   --------------   --------------------   --------------------
Robert L. Bailey.....      10,000           $100,000         372,000/38,000          $1,559,012/0
Robert H. Moone(3)...       7,500           $ 75,344         115,180/22,000          $  383,626/0
Steven J. Johnston...       2,000           $ 10,285          38,700/10,000          $  113,241/0
Gary L. Huber........         -0-                -0-           10,500/6,000          $        0/0
Michael F. Dodd......         -0-                -0-            81,600/6000          $  348,822/0

---------------

(1) Aggregate market value of the Common Shares covered by the option less the aggregate price paid by the executive officer.

(2) The value of in-the-money options was determined by subtracting the exercise price from the market value of the Company's Common Shares as of December 31, 1999 ($9.125), based on the closing price of the Company's Common shares on the NASDAQ National Market System on that date, the last trading day of 1999.

(3) One-half of the options indicated as exercisable at fiscal year end have been assigned to the living trust of Mr. Moone's spouse of which he is the co-trustee.

EMPLOYEES' RETIREMENT PLAN

     During 1999, the executive officers named in the Summary Compensation Table, as well as substantially all employees of Mutual and its subsidiaries, were eligible to participate in the State Auto Insurance Companies' Employee Retirement Plan (the "Retirement Plan"). The Retirement Plan is a defined benefit plan (within the meaning of ERISA) which is intended to be a qualified plan under Section 401(a) of the Code, and is subject to the minimum funding standards of Section 412 of the Code. Benefits payable under the Retirement Plan are funded through employer contributions to a trust fund.

     In addition, the executive officers named in the Summary Compensation table benefited in 1999 from a non-qualified Amended and Restated Supplemental Executive Retirement Plan (the "Supplemental Plan"). The Supplemental Plan is intended to offset the impact of the Code's and ERISA's limitations on retirement benefits available under the Retirement Plan by providing for a lump sum or deferred cash payments in an actuarially determined amount upon retirement of officers whose participation in the Supplemental Plan is approved by the Board of Directors of Mutual.

     The table below shows estimated annual benefits payable under the Retirement Plan and the Supplemental Plan to a participant upon retirement at age 65 with indicated average annual compensation and period of service:

                      ESTIMATED ANNUAL RETIREMENT BENEFIT

   ANNUAL     ANNUAL RETIREMENT BENEFIT BASED ON YEARS OF SERVICE
  AVERAGE     ----------------------------------------------------
COMPENSATION  15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
------------  --------   --------   --------   --------   --------
  $125,000    $43,855    $ 57,338   $ 70,822   $ 84,305   $ 97,730
  $150,000    $50,789    $ 67,169   $ 83,552   $ 99,935   $116,252
  $175,000    $56,054    $ 75,336   $ 94,618   $ 99,935   $133,116
  $200,000    $61,321    $ 83,503   $105,685   $127,866   $149,979
  $225,000    $66,588    $ 91,670   $116,751   $141,832   $166,843
  $250,000    $70,595    $ 97,882   $125,169   $152,456   $179,670
  $300,000    $70,595    $ 97,882   $125,169   $152,456   $179,670
  $400,000    $70,595    $ 97,882   $125,169   $152,456   $179,670
  $450,000    $70,595    $ 97,882   $159,936   $175,095   $204,995
  $500,000    $70,595    $102,867   $174,701   $191,544   $224,877

Note: The annual average compensation applies to post-1988 salaries. Post-1988 salaries have been capped according to the Internal Revenue Code.

     Benefits shown above are computed as a straight single life annuity beginning at age 65. Such amounts are not subject to offset for Social Security benefits or other amounts payable to participants in the Retirement Plan. As of December 31, 1999, the years of credited service to the nearest whole year and annual average compensation for each of the individuals (other than Mr. Huber who resigned in January 2000) named in the Summary Compensation Table actively participating in the Retirement Plan on such date were as follows:

           NAME OF                 YEARS OF        CURRENT ANNUAL AVERAGE COMPENSATION
         INDIVIDUAL            CREDITED SERVICE      FOR PURPOSES OF RETIREMENT PLAN
         ----------            ----------------    -----------------------------------
Robert L. Bailey.............         28                        $160,000
Robert H. Moone..............         29                        $160,000
Steven J. Johnston...........         14                        $158,684
Michael F. Dodd..............         38                        $160,000

                              EMPLOYMENT CONTRACT

     In November 1995, the Company's Board of Directors approved an employment agreement with Robert L. Bailey, Chairman of the Company, State Auto P&C, and Mutual and the Company's other principal operating affiliates and subsidiaries. Pursuant to this Agreement, the Company agreed to employ Mr. Bailey until December 31, 2000, with an optional two-year renewal with mutual consent, at such compensation as may be determined by the Executive Compensation Committee. Under the contract, Mr. Bailey shall be entitled to fringe benefits available to other officers of State Auto, including, as applicable, those made available to employees age 65 or older. Under the contract, Mr. Bailey is entitled to receive a special supplemental retirement benefit equal to 60% of his highest salary during the term of the agreement less sums payable to Mr. Bailey as of his retirement date under the Retirement Plan calculated on the basis of a straight life annuity, provided that the special supplemental retirement benefit shall not be less than $100,000 annually for the remainder of his life following his retirement.

     No other named executive officer of the Company has an employment agreement with the Company.

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Compensation Committee currently consists of the following three members of the Company's Board of Directors: David J. D'Antoni, William J. Lhota, and George R. Manser who also make up the Options Committee. None of the members of the Executive Compensation Committee is, or was, an officer or employee of the Company, any of its subsidiaries, or of Mutual. Also, no executive officer of the Company served during 1999 as a member of a compensation committee or as a director of any entity of which any of the Company's Executive Compensation Committee members served as an executive officer.

         EXECUTIVE COMPENSATION COMMITTEE AND OPTIONS COMMITTEE REPORT

     The following is the report of the Executive Compensation Committee and the Options Committee, whose members are identified below, with respect to compensation reported for 1999 as reflected in the compensation tables above.

     Pursuant to the 2000 Management Agreement and the Management Agreement (as defined in "Certain Transactions"), the Chief Executive Officer and the other named executive officers are employees of State Auto P&C. The Company's Executive Compensation Committee determines the compensation of the Chairman and the President and Chief Executive Officer, while Mr. Robert Moone, as President and Chief Executive Officer, is responsible for administering the base salary component of the cash compensation paid to the other named executive officers, all of whom reported to him in 1999. Mr. Moone also makes recommendations to the Chairman and the Executive Compensation Committee with respect to incentive bonuses for certain of the named executive officers.

     The compensation policies applied by the President in setting base salaries earned by such named executive officers in 1999 mirror those applied in the Company at large. This compensation system is intended to reward individuals based on their performance, to encourage a focus on underwriting profit, to provide for competitive levels of compensation necessary to attract and retain executive officers, and to create an understanding of the importance of achieving company-wide goals over the long term. The Options Committee grants options on a periodic basis as an additional, long-term inducement to the executive officers to improve the Company's performance and enhance the value of the Company's Common Shares.

     For 1999, compensation for the named executive officers had three components as to which discretion is exercised: annual base salary, stock options and incentive bonus arrangements. Mr. Moone reviews the base salary of persons reporting directly to him approximately every 12 months. This included Messrs. Johnston, Huber and Dodd, three of the named executive officers whose 1999 salaries are reflected in the Summary Compensation Table. Merit raises granted each year reflect his assessment of the individual officer's performance in achieving division-wide goals set at the beginning of the year. The overall performance of the Company's operating units is also considered. In individual cases, raises may also reflect a named executive officer's assumption of additional duties and responsibilities. Annual salary reviews also reflect the fact that certain of the named executive officers had an opportunity to earn an additional incentive bonus for superior performance.

     The Executive Compensation Committee and Options Committee believe that stock options and individual stock purchases by executive officers create a mutuality of interest between the shareholders and management. This is believed to be desirable and in the best interests of the shareholders as it focuses management's attention on the importance of long term appreciation in the price of the Company's Common Shares. In that regard, stock ownership guidelines created by the Options Committee apply to Mr. Bailey, Mr. Moone, the other named executive officers, and all other option recipients under the 1991 Stock Option Plan and the 1991 Directors Stock Option Plan. These guidelines require optionees under the 1991 Stock Option Plan to own Common Shares of the Company equal to percentages of base salary depending on the person's position within the Company, and optionees under the 1991 Director's Stock Option Plan to own Common Shares with a value equal to at least three times their annual director's fee. These guidelines are intended to be a condition precedent to receipt of future option grants. All optionees have five years to reach their required level of ownership, but each year, optionees who are not currently in compliance are expected to make proportional progress toward their respective goal. In 1999, every named executive officer (and each director as well) met the stock ownership requirements imposed by the Stock Ownership Guidelines.

     Options were awarded in May 1999. These options were based on the same formula as was used for the grants made in February 1998. The number of options granted depended on the relationship of the estimated value of underlying shares to be granted as options to a percentage of the salary level applicable to each tier of option grants. In applying this formula, the Committee used a recent share price ($12.00) to determine the number of options granted to each option recipient.

     The Committee determined that the top three tiers of option grants should reflect the following percentages of base salary: 100% of the base salary for the Chairman, Mr. Bailey, 90% of base salary for the second tier occupied by Mr. Moone, President and CEO, and 75% of the base salary for the third tier, occupied by only the Chief Financial Officer. The Committee also determined that the fourth tier of option grants, which affected the other named executive officers, should be set at 60% of average salary ($110,000). The Options Committee also determined that within each tier, each recipient in that tier would receive an equal number of options notwithstanding salary differences. In addition, the Options Committee rounded up in performing the calculations to maintain what it deemed an appropriate spread between the different tiers in terms of the number of options granted to those in each tier.

     Prior to 1999, the Committee had typically granted options about every 18 months, but in 1998 it contemplated altering that practice pending a consultant's review of the entire executive compensa-tion program of the Company. Following the consultant's input, it determined that annual option grants were not inconsistent with practices employed by firms with which the Company must compete for management and executive talent.

     With respect to cash bonus arrangements, the Company's QPB is intended to provide a more short-term incentive to virtually all employees to generate underwriting profits on a quarterly basis. Under the QPB in 1999, quarterly bonuses were paid to all employees who completed two full calendar quarters of service if the insurance affiliates of the Company had a direct statutory combined ratio for such quarter of 100% or less (see "Certain Transactions").

     In addition, with the concurrence of Mr. Bailey, then Chairman and Chief Executive Officer, Mr. Moone, then President and Chief Operating Officer developed individualized incentive cash compensation plans for Mr. Johnston and Mr. Huber, while Mr. Moone and Mr. Bailey had their incentive cash bonus program for 1999 determined by the Executive Compensation Committee. Each of the plans applicable to Mr. Huber and Mr. Johnston provided for a set of objective measures of performance, which measures were designed by Mr. Moone, to focus the attention and effort of these individuals on the operational and financial success and the profitability of the Company. One half of such incentive bonus available depended upon the named executive officer meeting particularized objectives and targets applicable to such person's area of responsibility within the Company. The other half was driven by the same objective measures set forth in Mr. Bailey's and Mr. Moone's incentive plan described below.

     In regards to the compensation of the Chief Executive Officer, it should be noted that when the Executive Compensation Committee determined the annual salary arrangements and special incentive bonus arrangements for the CEO, Mr. Bailey held that position. In May 1999, Mr. Moone was elected Chief Executive Officer, replacing Mr. Bailey, who continued to serve as Chairman of the Board. Hence, this report will reflect more detailed information regarding the compensation of both Mr. Bailey and Mr. Moone. There are four components to the Company's compensation arrangements with the Chief Executive Officer -- base salary, incentive compensation arrangements, QPB, and stock options.

     For 1999, Mr. Bailey, the CEO at the beginning of 1999, received a cash raise equal to $35,000 or 8.2%. At the same time Mr. Moone received a cash raise of $20,000 or 7.4%. In May, when Mr. Moone was elected the Chief Executive Officer, he received a cash raise equal to $30,000 or 10.3%. The Summary Compensation Table reflects larger raises than these only because the Company's payroll in 1999 included 27 pay periods instead of the normal 26 pay periods. These salaries for 1999 were set in December 1998, except for Mr. Moone's increase in May 1999. Comparison salary data from the National Association of Independent Insurers (NAII), referred to below, that was made available to the Committee in September 1998, was dated as of April 30, 1998. In addition to the salary data from NAII, the Committee reviewed Conference Board Report data, as well as the work product of the aforementioned consultant.

     In December 1998, the Committee evaluated Mr. Bailey's performance and his compensation level based on both objective and subjective measures. Mr. Bailey's salary, reflected in the Summary Compensation table for 1999, represents 100.8% of the average base salary and 102.5% of the median salary of chief executive officers of companies of similar size included in an annual salary survey conducted by the National Association of Independent Insurers ("NAII"), which is Mutual's and State Auto P&C's national trade association. According to this same salary survey, Mr. Bailey's

1998 salary ranked 12th out of 22 for CEO's of companies in the same size category. These survey participants are not necessarily reflected in the group of companies included in the NASDAQ insurance stocks index reflected on the performance graph below.

     In setting Mr. Bailey's and Mr. Moone's salary for 1999, besides the salary comparison data, the Committee considered the success of the implementation of management succession plans. It also believed that the Company's continuing exceptional underwriting performance compared to other property casualty insurers with which the Company competes warranted the raises granted. At that point in time, based on the results through the third quarter of 1998 the Company's combined ratio was likely to be 100 or less for the fourth straight year, which the committee regarded as a significant accomplishment.

     In setting Mr. Moone's salary as CEO in May 1999, the Committee concluded that the 10.4% raise noted above would be required to make the salary reasonably competitive with the salaries of other CEO's of comparably sized companies. Mr. Moone's adjusted salary is slightly more than 70% of the average CEO salary and 73.5% of the mean CEO salary from the 1998 NAII salary survey data, then the most recent NAII data available. This raise also reflected the new responsibilities Mr. Moone would be undertaking as CEO.

     In addition, the cash Executive Bonus Plan continued in place for 1999 with a modification from prior years. In light of the consolidation that had already begun to occur and which the Committee expects to continue, instead of comparing the Company's performance with four peer companies, the Committee selected nine peer companies with which to compare State Auto Financial's three-year total shareholder return and State Auto's statutory combined loss and expense ratio for the 1999 calendar year. The nine peer property casualty insurance groups to which the performance of the Company is compared are as follows: Alfa Insurance Group, Allstate, Chubb, Cincinnati Insurance Companies, Harleysville Group, Meridian Insurance Group, Ohio Casualty Group, Safeco, and Selective Insurance Group. The points system is adjusted as follows:

TOTAL POINTS EARNED  PERCENT OF TARGET
-------------------  -----------------
       20-18                100%
       17-15                 80%
       14-12                 60%
       11-9                  40%
        8-6                  20%
     5 or less                0%

     The performance of State Auto is ranked from 10 to 1 with 10 being the best in each criteria. The rank equates to a point total. The highest point total attainable is 20, the lowest is 2. These peer companies are not necessarily the same group of insurers in the NASDAQ Insurance Index or in the NAII Salary Survey referred to above.

     Mr. Moone's targeted bonus available equals 45% of his annual salary while Mr. Bailey's bonus target is 50% of his annual salary. In addition, at the time Mr. Bailey was the CEO, the Committee reserved the discretion to award Mr. Bailey a bonus equal to up to 150% of the bonus target or up to a total of 75% of his annual salary based on a subjective evaluation of his performance in addition to the objective criteria noted above. As respects the bonus to be earned for 1999, the Committee will determine the number of points the Company earned when the statutory combined ratio for each of the peer groups becomes available. At that point in time it will also consider what if any additional amount might be paid to Mr. Bailey under the subjective portion of his incentive bonus plan.

               EXECUTIVE COMPENSATION COMMITTEE/STOCK OPTIONS COMMITTEE

               David J. D'Antoni
               William J. Lhota
               George R. Manser

                               PERFORMANCE GRAPH

     The line graph below compares the total return on $100 invested on December 31, 1994, in the Company's shares, the CRSP Total Return Index for the NASDAQ Stock Market ("NASDAQ Index"), and the CRSP Total Return Index for NASDAQ insurance stocks ("NASDAQ Ins. Index"), with dividends reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                                    [GRAPH]

                                12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
                                --------   --------   --------   --------   --------   --------
STFC........................... 100.000    184.326    193.264    348.868    269.444    200.647
NASDAQ Index................... 100.000    141.335    173.891    213.073    300.248    542.430
NASDAQ Ins. Index.............. 100.000    142.048    161.922    237.522    211.579    164.286

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of April 4, 2000, with respect to the only shareholder known by the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Shares:

                                                  AMOUNT AND NATURE
                NAME AND ADDRESS                    OF BENEFICIAL      PERCENT
              OF BENEFICIAL OWNER                   OWNERSHIP(1)       OF CLASS
              -------------------                 -----------------    --------
State Automobile Mutual Insurance Company.......     26,315,507          68.6%
  518 East Broad Street
  Columbus, OH 43215

---------------
(1) Mutual exercises sole voting and investment power with respect to such Common Shares.

                              CERTAIN TRANSACTIONS

     In 1999, the Company and its subsidiaries, State Auto P&C, Milbank, and National, operated and managed their businesses in conjunction with Mutual under an Amended and Restated Management Agreement dated April 1, 1994 (the "Management Agreement"). Under the Management Agreement, several members of executive management were employees of State Auto P&C, including Messrs. Bailey, Moone, Huber, Dodd and Johnston. Under the Management Agreement, the Midwest Management Agreement (as defined below), and the Farmers Casualty Management Agreement (as defined below), State Auto P&C was responsible for overseeing its own operations and all operations of Milbank, National, Farmers Casualty (defined below), Mid-Plains (defined below), Mutual and its insurance subsidiary, Midwest Security Insurance Company ("Midwest Security"). In addition, some of the same individuals are employees of the Company and they managed its affairs. Under the Management Agreement, Mutual provided certain facilities, services and non-executive employees to all companies in the group and was reimbursed by the company for whose benefit the expense of the facilities, services and employees was incurred. In addition, as of January 1, 1999, the Company acquired 100% of the outstanding common shares of Farmers Casualty Insurance Company and its wholly owned subsidiary, Mid-Plains Insurance Company ("Farmers Casualty" and "Mid-Plains"). In conjunction with this transaction, State Auto P&C and Mutual entered into a Management Agreement with Farmers Casualty and Mid-Plains (the "Farmers Casualty Management Agreement") pursuant to which State Auto P&C provides executive management services to Farmers Casualty and Mid-Plains with respect to such duties as may be specifically assigned to it by the board of directors of Farmers Casualty and Mid-Plains, respectively. For these services, State Auto P&C would receive a management fee which may not exceed 0.75% of direct written premium of Farmers Casualty or Mid-Plains, as the case may be, subject to Farmers Casualty's and Mid-Plains' performance meeting the performance standard set forth in the agreement.

     In addition, in 1999, State Auto P&C and Mutual had a separate management agreement with Midwest Security (the "Midwest Management Agreement"). Under this management agreement, Midwest Security paid State Auto P&C 0.75% of its direct written premium for executive management services. This agreement was also subject to a performance standard.

     In return for the executive management services it provided under the Management Agreement, State Auto P&C received an annual fee equal to 2% of the five year average annual statutory surplus of each insurance company managed (less statement valuations for managed subsidiaries). However, the management fee from a managed insurer can be withheld if that company does not meet the standards of performance described or incorporated in the Management Agreement, as approved by the boards of directors of the insurers that are a party to it. During 1999, the following companies incurred the following executive management fees to State Auto P&C under the Management Agreement and the Midwest Management
Agreement: Mutual -- $5.5 million; Milbank -- $1.0 million; National -- $0.2 million; and Midwest Security $0.1 million. Farmers Casualty did not pay a management fee in 1999 since no services were assigned by the Directors of Farmers Casualty or Mid-Plains.

     The Management Agreement also addresses procedures for potential conflicts of interest. Generally, business opportunities presented to the common officers of the companies, other than business opportunities that meet certain criteria, must be presented to the Coordinating Committee. This committee reviews and evaluates the business opportunity using such factors as it considers relevant. Based upon such review and evaluation, this committee then makes recommendations to each respective board of directors as to whether or not such business opportunities should be pursued and, if so, by which company. The boards of directors of Mutual or its insurer subsidiary and of the Company or any of its subsidiaries must then act on the recommendation of the committee after considering all other factors deemed relevant to them.

     The Management Agreement, the Midwest Management Agreement, and the Farmers Casualty Management Agreement each had a ten-year term and automatically renewed for an additional ten-year term, provided that any party to the agreement could terminate its own participation at the end of the term then in effect by giving at least two years' advance written notice of non-renewal to the other parties, with the exception that Milbank may terminate its participation on 120 days notice. Any party could also have terminated its participation upon events constituting a change of control or potential change of control (as defined in the Management Agreement, the Midwest Management Agreement and the Farmers Casualty Management Agreement) of the Company, or upon agreement of the parties. The agreement automatically terminates with respect to a party (and only that party) if such party is subject to insolvency proceedings.

     As of January 1, 2000, the Management Agreement was replaced with a Management and Operations Agreement dated January 1, 2000, by and among the Company, Mutual, State Auto P&C, Milbank, National, State Auto Insurance Company, an Ohio domiciled insurer wholly owned by the Company ("State Auto IC") and other subsidiaries of the Company, including Stateco Financial Services, Inc., Strategic Insurance Software, Inc. and 518 Property Management and Leasing, LLC. Under the agreement, every individual providing services to any company that is part of the State Auto Group became an employee of State Auto P&C as of January 1, 2000, and State Auto P&C provides what the 2000 Management Agreement refers to as management and operations services. The fee has been changed to 4% of the 3-year average surplus of each managed insurer less valuations for other managed companies. Similarly, the Farmers Casualty and Midwest Management Agreements were amended and restated as of January 1, 2000 (the "2000 FCIC Management Agreement" and the "2000 Midwest Management Agreement", respectively), to reflect the change in the nature of services provided by State Auto P&C. The fee charged to Midwest Security was not changed. It remains at 0.75% of the direct written premium of Midwest Security.

     Since January 1987, State Auto P&C and Mutual have participated in an intercompany pooling arrangement which has been amended from time to time, including amendments adding participants to the pooling arrangement and adjusting pooling percentages. Under the terms of the pooling arrangement, State Auto P&C and the other pool participants cede all of their insurance business to Mutual. All of Mutual's property and casualty insurance business is also included in the pooled business. Mutual then cedes a percentage of the pooled business to State Auto P&C and the other pool participants and retains the balance. As of December 31, 1999, parties and their allocated pooling percentages were as follows: Mutual -- 49%; State Auto P&C -- 37%;
Milbank -- 10%, Farmers Casualty -- 3% and Midwest Security -- 1%. As of January 1, 2000, the pooling arrangement was revised as reflected in the Reinsurance Pooling Agreement amended and restated as of January 1, 2000 (the "2000 Pool"), to add State Auto IC and to adjust the participation percentages as follows:
Mutual -- 46%; State Auto P&C -- 39%; Milbank -- 10%; Farmers Casualty -- 3%; Midwest Security -- 1% and State Auto IC -- 1%, and to remove from the 2000 Pool, Mutual's voluntary assumed reinsurance business.

     Stateco Financial Services, Inc. ("Stateco") provides insurance premium finance services to certain policyholders of Mutual, State Auto P&C, and Milbank. Premiums for property and casualty insurance are typically payable at the time a policy is placed in force or renewed. On certain large commercial policies, the premium cost may be difficult for a policyholder to pay in one sum. Stateco makes loans to policyholders for the term of an insurance policy to enable them to pay the insurance premium in installments over the term of the policy, and retains a contractual right to cancel the insurance policy if the loan installment is not paid on a timely basis.

     In 1993, Stateco expanded its business activities to include a broader range of financial services. It now undertakes on behalf of Mutual, State Auto P&C, Milbank, National, Midwest Security, Farmers Casualty and Mid-Plains the responsibility of managing those companies' investable assets. In consideration of this service, Stateco charges such companies an annual fee, paid quarterly, based on a percentage of the average investable assets of each company. The percentage currently set is 0.4% for bonds and 0.5% for equities, with a 0.1% bonus available if the stock portfolio return exceeds that of the S&P 500 Index for the same period. During 1999, the following companies incurred the following fees to Stateco: Mutual -- $3.0 million; State Auto P&C -- $1.8 million;
Milbank -- $0.6 million; National -- $0.1 million; Midwest Security -- $51,000; Farmers Casualty -- $0.1 million; and Mid-Plains -- $32,000. As of January 1, 2000, Stateco entered into an investment management agreement with State Auto IC. The Company believes the fees charged are comparable to those charged by independent investment managers.

     The Company's wholly owned subsidiary, Strategic Insurance Software, Inc. ("S.I.S."), develops and sells software for use by insurance companies and insurance agencies. S.I.S. sells its software and software support services to its affiliated insurers and to nonaffiliated entities. In 1999, these affiliates paid $2.2 million to S.I.S. for its services and products.

     Mutual has guaranteed the adequacy of State Auto P&C's loss and loss expense reserves as of December 31, 1990. Pursuant to the guarantee, Mutual has agreed to reimburse State Auto P&C for any losses and loss expenses in excess of State Auto P&C's December 31, 1990 reserves ($65,463,732) that may develop from claims that have occurred on or prior to that date. This guarantee ensures that any deficiency in the reserves of State Auto P&C as of December 31, 1990, under the pooling arrangement percentages effective on December 31, 1990 will be reimbursed by Mutual.

     Paul W. Huesman, a director of the Company, is the president and a majority owner of the Huesman-Schmid Insurance Agency Inc., an independent insurance agency licensed to sell insurance products for State Auto P&C, Mutual and National. During 1999, State Auto P&C, Mutual and National paid such insurance agency and its affiliated agencies commissions in the amount of $288,381. Such commissions were determined in the same manner as commissions are determined for other agencies of State Auto P&C, Mutual and National.

     Effective November 1999, the Company and Mutual negotiated a change in their catastrophe reinsurance program and, as part of this change, State Auto P&C continued to be the catastrophe reinsurer for itself, Mutual, Milbank, National, Midwest Security, Farmers Casualty, Mid-Plains, and as of January 1, 2000, State Auto IC, as described below, but for a higher limit. The amount retained by State Auto P&C, Mutual, Milbank, National, Midwest Security, Farmers Casualty, Mid-Plains and State Auto IC (collectively the "State Auto Group") is $40.0 million for each occurrence. For up to $80.0 million in losses, excess of $40.0 million, traditional reinsurance coverage is provided. In the event the State Auto Group incurs catastrophe losses in excess of $120.0 million, the Company entered into a structured contingent financing transaction with Bank One, NA ("Bank One") to provide up to an additional $135.0 million to be used to cover catastrophe losses. Under this arrangement, in the event of such a loss, the Company would sell redeemable preferred shares to SAF Funding Corporation, a special purpose company ("SPC"), which will borrow the money necessary for such purchase from Bank One and a syndicate of other lenders. the Company will contribute to State Auto P&C the proceeds from the sale of its preferred shares. State Auto P&C has assumed catastrophe reinsurance from Mutual, Milbank, National, Midwest Security, Farmers Casualty, Mid-Plains, and State Auto IC pursuant to a Catastrophe Assumption Agreement in the amount of $135.0 million excess of $120.0 million. State Auto P&C will use the contributed capital to pay its direct catastrophe losses and losses assumed under the Catastrophe Assumption Agreement. The Company is obligated to repay the SPC (which will repay the lenders) by redeeming the preferred shares over a six-year period. This layer of $135.0 million in excess of $120.0 million has been excluded from the pooling agreement as well by virtue of the Reinsurance Pooling Agreement Amended and Restated effective as of January 1, 2000. In addition, the Company's obligation to repay Bank One has been secured by a Put Agreement among the Company, Mutual and the Lenders, under which, in the event of a default by the Company as described in the Credit Agreement or in the Put Agreement, Mutual would be obligated to put either the preferred shares or the loan(s) outstanding.

     In December 1997, the Company formed 518 Property Management and Leasing, LLC ("518 PML"), an Ohio limited liability company. 518 PML has constructed an office building on real estate it owns near Nashville, Tennessee, which it is leasing to Mutual as of May 1999. Mutual's prior office space in Nashville was leased from a third party; however, that lease expired in June 1999. 518 PML charged Mutual rent equal to $315,000 for the Tennessee office in 1999. In addition, State Auto P&C has contributed to 518 PML the office building it owned in Greer, South Carolina which 518 PML has leased to Mutual for its Southern Regional Office. $512,000 was paid under this lease by Mutual in 1999.

     S.I.S. reacquired its shares from all individual owners including those who are executive officers or directors of the Company. S.I.S. paid Mr. Harris and Mr. Bowshier book value for their owned shares of S.I.S. or $30,400 and $8,900, respectively. S.I.S. repurchased its shares from Messrs. Moone, Bailey, Johnston and Lowther for $0.50 per share, the price each paid for such shares, or $15,000, $20,000, $15,000, and $10,000, respectively. S.I.S. has become a wholly owned subsidiary of the Company due to these transactions in which it reacquired all its outstanding shares.

              PROPOSAL TWO: APPROVAL OF THE 2000 STOCK OPTION PLAN

     The Board of Directors adopted the Company's 2000 Stock Option Plan on March 3, 2000. If approved by shareholders, the 2000 Stock Option Plan will replace the Company's 1991 Stock Option Plan, which will automatically terminate on May 16, 2001. The 2000 Stock Option Plan requires the approval of shareholders within 12 months after its adoption by the Board of Directors. At the Annual Meeting, unless otherwise indicated, proxies will be voted for approval of the 2000 Stock Option Plan. A total of 5,000,000 Common Shares have been reserved for issuance (subject to anti-dilution adjustments) under the 2000 Stock Option Plan. No options have been granted under the 2000 Stock Option Plan. The following discussion of the 2000 Stock Option Plan is qualified in its entirety by reference to the full text of the plan, which is attached to this Proxy Statement as Appendix A.

     Consistent with the purpose of the 1991 Stock Option Plan, the purpose of the 2000 Stock Option Plan is to advance the interests of the Company and its shareholders by enhancing the Company's ability to attract and retain highly qualified key employees and by providing such employees with an additional incentive to achieve the Company's long-term business plans and objectives through the granting of stock options to purchase Common Shares. Only persons who are employed by the Company or one of its subsidiaries in an executive, administrative, professional or technical capacity or whose responsibilities affect the management, development, or financial success of the Company or one of its subsidiaries are eligible to participate in the 2000 Stock Option Plan. As of the date of this Proxy Statement, there were approximately 75 eligible employees.

     The 2000 Stock Option Plan is administered by a committee of the Company's Board of Directors (the "Committee"). The Committee's authority to administer the 2000 Stock Option Plan includes, among other things, the authority to grant options, including the number and type of options, the frequency of option grants, the number of shares subject to each option, and the expiration date of each option. Each option grant must be evidenced by a written stock option agreement between the employee to whom the option was granted and the Company. In granting options, the Committee is required to consider the level and responsibility of an employee's position, the employee's performance, level of compensation, and assessed potential, as well any other factors deemed relevant by the Committee. The Committee is also authorized to determine the vesting requirements, if any, that will apply to option grants and to interpret the provisions of the 2000 Stock Option Plan. The Committee has the authority to grant options that are intended to qualify as incentive stock options under the Code and options that do not qualify as incentive stock options under the Code (these options are sometimes referred to as "non-qualified stock options"). No consideration is received by the Company or its subsidiaries for the granting of options under the 2000 Stock Option Plan.

     The exercise price of incentive stock options granted under the 2000 Stock Option Plan may not be less than the fair market value of the shares underlying the option at the time the option is granted. However, if a participant owns more than 10% of the combined voting power of all classes of stock issued by the Company, the exercise price of an incentive stock option granted to such person may not be less than one hundred and ten percent of such fair market value. The 2000 Stock Option Plan provides for different methods of determining fair market value depending upon whether, at the time of the option grant, the Company's shares are publicly traded and, if so, whether its shares are traded on a national securities exchange or the prices of its shares are reported on the Nasdaq National Market System or by the National Association of Securities Dealers. If the shares are traded on a national securities exchange, fair market value cannot be less than the average of the highest and lowest selling price of the shares on the day the option is granted. If the share prices are reported on the Nasdaq National Market System or by the National Association of Securities Dealers, fair market value cannot be less than the last sale price reported on the Nasdaq National Market System or the mean between the bid and asked price reported by the National Association of Securities Dealers on the day the option is granted. If the shares are not publicly traded, fair market value is determined by the Committee. The aggregate fair market value (determined at the time of the grant of the option) of Common Shares with respect to which incentive stock options are exercisable for the first time by any eligible person during any calendar year (under all stock option plans of the Company) may not exceed $100,000.

     The exercise price of non-qualified stock options is determined by the Committee. In determining an exercise price, however, the Committee may not establish an exercise price that is less than the fair market value of the shares underlying the option (at the time the option is granted) unless the Board of Directors authorizes or ratifies the establishment of such a price.

     No incentive stock option may be exercised more than ten years after the date of grant (five years if a participant owns more than 10% of the combined voting power of all classes of stock issued by the Company). Participants whose employment is terminated for reasons other than retirement, permanent and total disability, or death must exercise all outstanding options within the earlier of 90 days of such termination or the expiration date of the option. If the participant's employment is terminated as a result of retirement, permanent and total disability, or death, all outstanding options become exercisable immediately and must be exercised by the following dates:

    REASON FOR
  TERMINATION OF
    EMPLOYMENT           INCENTIVE STOCK OPTIONS         NON-QUALIFIED STOCK OPTIONS
------------------   -------------------------------   -------------------------------
- Retirement         - within the earlier of 90 days   - on or before the expiration
                     of such termination or the          date
                       expiration date of the option
- Permanent and      - within the earlier of one       - on or before the expiration
  Total Disability   year of such termination or the     date
                       expiration date of the option
- Death              - within the earlier of one       - within the earlier of one
                     year of such termination or the   year of such termination or the
                       expiration date of the option     expiration date of the option

     In the event of a "change in control" or "potential change in control" of the Company (generally defined by reference to the acquisition of a specified percentage of voting power, or a change in the composition of the Board of Directors, or an acquisition of the Company that requires shareholder approval, or a transaction involving the Company or its affiliates that requires shareholder approval and has the effect of causing the Company to cease to be a public company), all outstanding options, whether vested or not, may be terminated by the Company upon the payment of cash in an amount equal to the difference between the exercise price of the option and the "change in control price" (generally defined to mean the highest fair market value of the shares underlying the options at any time during the sixty-day period preceding the event that triggered the change in control or potential change in control provisions of the 2000 Stock Option Plan). If the change in control price is less than the exercise price, the option may be terminated without any payment.

     Options may be transferred only by will or the laws of descent and distribution except that the Committee may authorize gifts of options (provided that they are not incentive stock options) to a grantee's spouse, children, or grandchildren, or to the trustee of a trust for the principal benefit of these persons or to a partnership or limited liability company whose only partners or members, as the case may be, consist of these persons. Options may be exercised only by a grantee or his or her legal representative or, if gifted, by the permitted transferee or the transferee's legal representative.

     The Board of Directors may at any time suspend, amend or terminate the 2000 Stock Option Plan. However, except as otherwise provided in the plan, the Board of Directors may not alter or impair any outstanding options granted under the 2000 Stock Option Plan without obtaining the consent of the individuals who have been granted such options.

     Federal income taxation of the various events related to the options (option grant, option exercise, and sale of shares) under the 2000 Stock Option Plan is different for incentive stock options and non-qualified stock options.

     NON-QUALIFIED STOCK OPTIONS. In general, for federal income tax purposes under present law:

          (a) The grant of a non-qualified stock option, by itself, will not result in income to the optionee.

          (b) Except as provided in (e) below, the exercise of a non-qualified stock option (in whole or in part, according to its terms) will result in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the shares underlying the option on the date of exercise over the exercise price.

          (c) Except as provided in (e) below, the optionee's tax basis of shares acquired upon the exercise of a non-qualified stock option, which will be used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, will be the fair market value of the shares on the date of exercise.

          (d) No deduction will be allowable to the employer corporation upon the grant of a non-qualified stock option, but upon the exercise of a non-qualified stock option, a deduction will be allowable to the employer corporation at that time in an amount equal to the amount of ordinary income realized by the optionee exercising the option if the employer corporation withholds appropriate federal income tax.

          (e) With respect to the exercise of a non-qualified stock option and the payment of the exercise price by the delivery of shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of shares received will be the same as the tax basis of shares surrendered, and the holding period of the optionee in shares received will include his or her holding period in shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in the amount of the fair market value of such excess shares, the tax basis of such shares will be equal to the fair market value of such shares at the time of exercise, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee.

     INCENTIVE STOCK OPTIONS. In general, for federal income tax purposes under present law:

          (a) Neither the grant nor the exercise of an incentive stock option, by itself, will result in income to the optionee; however, the excess of the fair market value of the shares underlying the option at the time of exercise over the exercise price is (unless there is a disposition of shares acquired upon exercise of an incentive stock option in the taxable year of exercise) includable in alternative minimum taxable income which may, under certain circumstances, result in an alternative minimum tax liability to the optionee.

          (b) If shares acquired upon the exercise of an incentive stock option are disposed of in a taxable transaction after the later of two years from the date on which the incentive stock option is granted or one year from the date on which such shares are transferred to the optionee, long-term capital gain or loss will be realized by the optionee in an amount equal to the difference between the amount realized by the optionee and the optionee's basis which, except as provided in (e) below, is the exercise price.

          (c) Except as provided in (e) below, if the shares acquired upon the exercise of an incentive stock option are disposed of within the two-year period from the date of grant or the one-year period after the transfer of the shares to the optionee upon exercise of the incentive stock option (a "disqualifying disposition"):

             (i) Ordinary income will be realized by the optionee at the time of the disqualifying disposition in the amount of the excess, if any, of the fair market value of the shares at the time of such exercise over the exercise price, but not in an amount exceeding the excess, if any, of the amount realized by the optionee over the exercise price.

             (ii) Short-term or long-term capital gain will be realized by the optionee at the time of the disqualifying disposition in an amount equal to the excess, if any, of the amount realized over the fair market value of the shares at the time of such exercise.

             (iii) Short-term or long-term capital loss will be realized by the optionee at the time of the disqualifying disposition in an amount equal to the excess, if any, of the exercise price over the amount realized.

          (d) No deduction will be allowed to the employer corporation with respect to incentive stock options granted or shares transferred upon exercise thereof, except that if a disposition is made by the optionee within the two-year period referred to above, the employer corporation will be entitled to a deduction in the taxable year in which the disposition occurred in an amount equal to the amount of ordinary income realized by the optionee making the disposition.

          (e) With respect to the exercise of an incentive stock option and the payment of the option price by the delivery of shares to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period (except for purposes of the one-year period referred to in (c) above) of the optionee in the shares received will include his or her holding period in the shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, no taxable income will be realized by the optionee at that time, such excess shares will be considered incentive stock option stock with a zero basis, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee. If the shares surrendered were acquired as the result of the exercise of an incentive stock option and the surrender takes place within two years from the date the option relating to the surrendered shares was granted or within one year from the date of such exercise, the surrender will result in a disqualifying disposition and the optionee will realize ordinary income at the time of exercise of the shares surrendered over the basis of such shares. If any of the shares received are disposed of within one year after the shares are transferred to the optionee, the optionee will be treated as first disposing of the shares with a zero basis.

     The vote required for approval of the 2000 Stock Option Plan is a majority of all outstanding shares present in person or by proxy at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 STOCK OPTION PLAN.

        PROPOSAL THREE: APPROVAL OF THE 2000 DIRECTORS STOCK OPTION PLAN

     The Board of Directors adopted the Company's 2000 Directors Stock Option Plan on March 3, 2000. If approved by shareholders, the 2000 Directors Stock Option Plan will replace the Company's 1991 Directors' Stock Option Plan beginning with the 2001 annual meeting of shareholders. The 2000 Directors Stock Option Plan requires the approval of shareholders within 12 months after its adoption by the Board of Directors. At the Annual Meeting, unless otherwise indicated, proxies will be voted for approval of the 2000 Directors Stock Option Plan. A total of 300,000 Common Shares have been reserved for issuance (subject to anti-dilution adjustments) under the 2000 Directors Stock Option Plan. No options have been granted under the 2000 Directors Stock Option Plan. The following discussion of the 2000 Directors Stock Option Plan is qualified in its entirety by reference to the full text of the plan, which is attached to this Proxy Statement as Appendix B.

     Consistent with the purpose of the 1991 Directors Stock Option Plan, the purpose of the 2000 Directors Stock Option Plan is to advance the interests of the Company and its shareholders by encouraging Eligible Directors (as hereafter defined) to acquire and retain a financial interest in the Company and to strengthen the mutuality of interests between the Eligible Directors and the Company's shareholders through the granting of stock options to purchase Common Shares. Only those directors of the Company or its parent, State Automobile Mutual Insurance Company, who are not full-time employees of the Company or its parent or subsidiary corporations and who are in compliance with the Company's stock ownership guidelines as applicable to such directors are eligible for stock option grants under 2000 Directors Stock Option Plan (each an "Eligible Director"). As of the date of this Proxy Statement, there were a total of 8 Eligible Directors.

     Under the 2000 Directors Stock Option Plan, following each annual meeting of shareholders of the Company (commencing with the 2001 annual meeting), each Eligible Director is automatically granted an option to purchase 1,000 Common Shares. No consideration is received by the Company for the granting of options under the 2000 Directors Stock Option Plan. The options provided for under the 2000 Directors Stock Option Plan are not intended to qualify as incentive stock options under the Code and are fully vested at the time of grant.

     The exercise price of the stock options granted under the 2000 Directors Stock Option Plan is the fair market value of the Common Shares underlying the option at the time the option is granted. For purposes of the 2000 Directors Stock Option Plan, the fair market value of the Common Shares means, as of any given date: (a) the last reported sale price on the Nasdaq National Market system as of the end of the regular trading day; (b) the mean between the high and low bid and ask price, as reported by the National Association of Securities Dealers, Inc.; or (c) the last reported sale price on any stock exchange on which the Common Shares are listed. Each option granted under the 2000 Directors Stock Option Plan must be evidenced by a written stock option agreement between the Eligible Director to whom such option was granted and the Company.

     No option may be exercised more than ten years after the date of grant. Options are not transferable except by gift to a grantee's spouse, children, grandchildren, or to the trustee of a trust for the principal benefit of these persons or to a partnership or limited liability company whose only partners or members, as the case may be, consist of these persons. Options may be exercised only by a grantee or his or her estate or legal representative or, if gifted, by the permitted transferee or the transferee's legal representative. If a grantee of an option dies while holding an unexercised stock option, any stock option held by such grantee at the time of his or her death must be exercised within one year from the grantee's death.

     The Board of Directors may at any time amend or terminate the 2000 Directors Stock Option Plan. However, no such amendment or termination may materially and adversely affect the rights of any outstanding options granted under the 2000 Directors Stock Option Plan without obtaining the consent of the individuals who have been granted such options.

     In the event of a "change in control" or "potential change in control" of the Company (generally defined by reference to the acquisition of a specified percentage of voting power, or a change in the composition of the Board of Directors, or an acquisition of the Company that requires shareholder approval, or a transaction involving the Company or its affiliates that requires shareholder approval and has the effect of causing the Company to cease to be a public company), all outstanding options may be terminated by the Company upon the payment of cash in an amount equal to the difference between the exercise price of the option and the "change in control price" (generally defined to mean the highest fair market value of the shares underlying the options at any time during the sixty-day period preceding the event that triggered the change in control or potential change in control provisions of the 2000 Directors Stock Option Plan). If the change in control price is less than the exercise price, the option may be terminated without any payment.

     In general, for federal income tax purposes under present law:

          (a) The grant of a non-qualified stock option, by itself, will not result in income to the optionee.

          (b) Except as provided in (e) below, the exercise of a non-qualified stock option (in whole or in part, according to its terms) will result in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the shares underlying the option on the date of exercise over the exercise price.

          (c) Except as provided in (e) below, the optionee's tax basis of shares acquired upon the exercise of a non-qualified stock option, which will be used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, will be the fair market value of the shares on the date of exercise.

          (d) No deduction will be allowable to the employer corporation upon the grant of a non-qualified stock option, but upon the exercise of a non-qualified stock option, a deduction will be allowable to the employer corporation at that time in an amount equal to the amount of ordinary income realized by the optionee exercising the option if the employer corporation issues a 1099 to the director in the amount of the income that is taxable on exercise.

          (e) With respect to the exercise of a non-qualified stock option and the payment of the exercise price by the delivery of shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of shares received will be the same as the tax basis of shares surrendered, and the holding period of the optionee in shares received will include his or her holding period in shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in the amount of the fair market value of such excess shares, the tax basis of such shares will be equal to the fair market value of such shares at the time of exercise, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee.

     The vote required for approval of the 2000 Directors Stock Option Plan is a majority of all outstanding shares present in person or by proxy at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 DIRECTORS STOCK OPTION PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP served as the independent public accountants for the Company for its fiscal year ended December 31, 1999, which was the third year of a three year commitment entered into between the Company and Ernst and Young LLP. Ernst & Young LLP has been retained by the Company as its independent public accountants for the fiscal year ending December 31, 2000. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will be given an opportunity to make a statement, if such representative desires, and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders to be held in May 2001 must be received by the Company at its principal executive offices for inclusion in the Proxy Statement and form of Proxy on or prior to December 22, 2000. If a shareholder intends to present a proposal at the 2001 Annual Meeting, but does not seek to include such proposal in the Company's Proxy Statement and form of proxy, such proposal must be received by the Company on or prior to 45 days in advance of the first anniversary of the date of this Proxy Statement or the persons named in the form of proxy for the 2001 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised at such meeting, without any discussion of the matter in the Company's Proxy Statement or form of proxy.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements of beneficial ownership of the Company's Common Shares. Based solely on a review of copies of the forms filed under Section 16(a) and furnished to the Company, the Company believes that all applicable Section 16(a) filing requirements were complied with during 1999.

                                 OTHER MATTERS

     Management does not know of any other matters, which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees, personally or by telephone or telegraph, and the Company will reimburse banks, brokers, and nominees for their out-of-pocket expenses incurred in sending proxy material to the beneficial owners of shares held by them. If there are follow-up requests for proxies, the Company may employ other persons for such purpose.

                                              JOHN R. LOWTHER
                                              Secretary

                    [State Auto Financial Corporation Logo]

                                 APPENDICES TO

                        STATE AUTO FINANCIAL CORPORATION

                                PROXY STATEMENT

                                                                      APPENDIX A

                        STATE AUTO FINANCIAL CORPORATION

                             2000 Stock Option Plan

1. Purposes of Plan

     The 2000 Stock Option Plan (the "Plan") of State Auto Financial Corporation, an Ohio corporation (the "Company"), is intended to advance the interests of the Company and its shareholders by enhancing the ability of the Company and its subsidiaries to attract and retain highly qualified key employees and by providing an additional incentive to such employees to achieve the Company's long-term business plans and objectives. These purposes will be achieved through the granting under the Plan of Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Non-Qualified Stock Options (all options other than Incentive Stock Options).

     Incentive Stock Options and Non-Qualified Stock Options shall hereinafter together be referred to as "Options".

2. Administration

     The Plan shall be administered by a committee (the "Committee") which shall consist of not less than three directors of the Company appointed by the Company's Board of Directors (the "Board"). The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time and members of the Committee may resign by written notice to the President or Secretary of the Company. The members of the Committee shall not be eligible to participate in the Plan while serving on the Committee, and each member shall be a "non-employee director" within the meaning of the Rule 16b-3, as amended, under the Securities Exchange Act of 1934 (the "Exchange Act"). Additionally, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

     Unless otherwise determined by the Board, the Committee shall have full and final authority to administer the Plan in accordance with its terms, including, without limitation, authority, to the extent not inconsistent with the specific provisions of the Plan, to (i) interpret all provisions of the Plan consistent with law; (ii) designate the key employees to receive grants of Options; (iii) determine the frequency of Option grants;
     (iv) determine the number and type of Options to be granted to each key employee; (v) specify the number of Shares (as defined below) subject to each Option and the method of exercise; (vi) prescribe the form and terms of instruments evidencing any Options granted under this Plan; (vii) determine the vesting requirement, if any, for Option exercise; (viii) require the inclusion of legends on any Shares acquired through Option exercise; (ix) prescribe arrangements for delivery of Shares; (x) make special Option grants when appropriate; (xi) adopt, amend and rescind general and special rules and regulations for the Plan's administration;
     (xii) direct employees of the Company, its parent and subsidiary corporations, and advisors to prepare such materials or perform such analyses as the Committee deems necessary and appropriate; and (xiii) make all other determinations necessary or advisable for the administration of this Plan.

     The Committee may designate selected Committee members or certain employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute documents, including, but not limited to, Option agreements, on behalf of the Committee.

     No member of the Committee shall be liable for any action taken or determination made in good faith.

     Any interpretation or administration of the Plan by the Committee, and all actions of the Committee, shall be final, binding and conclusive on the Company, its shareholders, its parent and subsidiary corporations, and all participants in the Plan, their respective legal representatives, successors and assigns, and upon all persons claiming under it through any of them.

     Service on the Committee shall constitute service as a member of the Board of Directors of the Company, so that members of the Committee shall be entitled to indemnification, reimbursement and other protections as directors of the Company as set forth in the Company's Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations, as each may be further amended from time to time, as set forth in the Indemnity Agreements between the Company and each of its directors, and additionally as provided, and to the full extent not prohibited, by law.

3. Eligibility and Factors to be Considered in Granting Options

     The employees eligible to receive Options under the Plan ("Eligible Employees") shall include only employees of the Company or its subsidiary corporations, as defined in Section 424(f) of the Code ("Subsidiary Corporations"), who are executive, administrative, professional, or technical personnel who have responsibilities affecting the management, development, or financial success of the Company or one or more of its Subsidiary Corporations or other affiliated entities. No director of the Company who is not also an employee of the Company or its Subsidiary Corporations shall be eligible to participate in the Plan.

     In making any determination as to the employees to whom Options shall be granted and as to the number of Shares to be subject thereto, the Committee shall take into account, in each case, the level and responsibility of the employee's position, the level of the employee's performance, the employee's level of compensation, the assessed potential of the employee and such other factors as the Committee in its sole discretion shall deem relevant to the accomplishment of the purposes of the Plan.

     In the case of Options intended to be Incentive Stock Options, the aggregate Fair Market Value (as defined below), determined at the time of grant of an Incentive Stock Option, of the Shares with respect to which Incentive Stock Options become exercisable for the first time under the terms of the grant during any calendar year, may not exceed $100,000 for any employee (unless Section 422 of the Code is revised, then in conformity with such revision).

     Options not intended to qualify as Incentive Stock Options under Section 422 of the Code may, subject to the other provisions of the Plan, be granted to any employee without regard to any Section 422 limitations.

4. Shares Subject to Plan

     The aggregate number of common shares, without par value, of the Company ("Shares") which may be issued upon exercise of Options granted under the Plan shall be 5,000,000 shares, which may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. The maximum number of Shares with respect to which Options may be granted to any individual in any one calendar year shall be 150,000 Shares. If any Option granted under the Plan expires or terminates for any reason without having been fully exercised, the unpurchased Shares which had been subject to that Option shall again be available for other Options to be granted under the Plan. The aggregate number of Shares shall be subject to adjustment under Section 6(A) of the Plan.

5. Options

     (A) Allotment of Shares

     The Committee may, in its sole discretion and subject to the provisions of the Plan, grant to Eligible Employees at such times as it deems appropriate following adoption of the Plan by the Board, Options to purchase Shares. Options granted under this Plan may be: (i) Options which are intended to qualify as Incentive Stock Options under Section 422 of the Code; and/or
     (ii) Options which are not intended to qualify under Section 422 of the Code.

     Options may be allotted to Eligible Employees in such amounts, subject to the limitations specified in this Section and Sections 3 and 4 of the Plan, as the Committee, in its sole discretion, may from time to time determine.

     Options granted hereunder shall be evidenced by a written Stock Option Agreement (the "Agreement") containing such terms and provisions as are recommended and approved from time to time by the Committee, but subject to and not more favorable than the terms of the Plan. The Company shall execute such Agreements upon instruction from the Committee. The Eligible Employee to whom an Option is granted ("Grantee") also shall sign the Agreement.

     (B) Option Price

     The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time such Incentive Stock Option is granted. In the case of an Eligible Employee who owns Shares representing more than ten percent (10%) of the total combined voting power of all classes of the Company's stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than 110% of the Fair Market Value of the Shares at the time the Incentive Stock Option is granted.

     For the purposes of the Plan "Fair Market Value" means as follows: If the Company's Shares are listed on a national securities exchange at the time of granting an Option, then the Fair Market Value of each Share shall be no less than the average of the highest and lowest selling price on such exchange on the date such Option is granted or, if there were no sales on said date, then on the next prior business day on which there were sales. If the Company's Shares are traded other than on a national securities exchange at the time of the granting of an Option, then the Fair Market Value of each Share shall be not less than the last sale price as reported as the

     NASDAQ National Market System as of the close of the regular trading day or the mean between the bid and asked price as reported by the National Association of Securities Dealers as the case may be, on the date the Option is granted or, if there is no sale price or bid and asked price on said date, then on the next prior business date on which there was a sale price or bid or asked price.

     If the Company's Shares are not traded on any security exchange or reported on the NASDAQ National Market System or by the National Association of Securities Dealers, then the Committee shall exercise its best judgment to make a good faith determination of the fair market value per Share. Such determination shall include a valuation of the Company's present and future earnings capacity for the purpose of determining the fair market value of a Share of the Company's Shares as of a specified date. The value determined shall be defined as the fair market value of a Share of stock for a specified period of time as defined by the Committee.

     The Committee retains the right to determine the price per Share at which each Non-Qualified Stock Option granted under the Plan may be exercised, provided that no Non-Qualified Stock Option shall be granted at less than Fair Market Value unless the Board of Directors of the Company specifically authorizes or ratifies such grant.

     (C) Option Period and Vesting

     Options granted under the Plan are exercisable at such time or times as may be determined by the Committee (the "Vesting Date").

     An Option granted under the Plan shall terminate, and the right of the Eligible Employee (or the Eligible Employee's estate, personal representative, or beneficiary) to purchase Shares upon exercise of the Option shall expire, after the date determined by the Committee at the time the Option is granted (the "Expiration Date"). No Incentive Stock Option, however, may have a life of more than ten (10) years after the date the Option is granted. In the case of an Eligible Employee who owns stock representing more than 10% of the total combined voting power of all classes of the Company's stock, no Incentive Stock Option may have a life of more than five (5) years after the date on which it is granted. The date on which the Committee approves the granting of an Option shall be deemed the date on which the Option is granted, unless the Committee specifically designates a different date on which the Option shall be deemed to have been granted, subject to Section 5 (B) of the Plan.

     (D) Exercise of Options

        (1) By an Eligible Employee During Continuous Employment

     Subject to Section 6(C) below, during the lifetime of an Eligible Employee to whom an Option is granted, the Option may be exercised only by the Eligible Employee.

     An Eligible Employee who has been continuously employed by the Company or its Subsidiary Corporations since the date of the Option grant is eligible to exercise all Options granted beginning on the Vesting Date, or on the date on which the Option is granted, whichever is later, and continuing up to and including the Expiration Date. The Committee will decide in each case to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

        (2) By a Former Employee

     Eligible Employees who terminate employment with the Company and its Subsidiary Corporations for reasons other than retirement (as defined below), permanent and total disability (as defined below) or death, must exercise all outstanding Options within ninety (90) days of such termination (but not later than the Expiration Date).

        (3) In Case of Retirement

     If an Eligible Employee who was granted an Option terminates employment due to retirement, as such term is defined in the State Auto Insurance Companies Employee Retirement Plan, the Options must be exercised as follows: (i) Incentive Stock Options must be exercised within ninety (90) days of such termination (but no later than the Expiration Date) and (ii) Non-Qualified Stock Options must be exercised on or before the Expiration Date. If the Eligible Employee should become permanently and totally disabled, as defined in Section 22(e)(3) of the Code, or die within the aforementioned 90-day period following termination due to retirement, the provisions contained in Section 5(D), paragraphs 4 and 5 hereof respectively, shall apply. Notwithstanding Section 5(C), all Options previously granted to the Eligible Employee may be immediately exercised by an Eligible Employee whose employment terminates due to retirement prior to the Vesting Date.

        (4) In Case of Permanent and Total Disability

     If an Eligible Employee who was granted an Option terminates employment with the Company and its Subsidiary Corporations because of permanent and total disability, as defined in Section 22(e)(3) of the Code, such Option must be exercised as follows: (i) Incentive Stock Options must be exercised within one year of such termination (but no later than the Expiration Date) and (ii) Non-Qualified Stock Options must be exercised on or before the Expiration Date. If the Eligible Employee should die within the aforementioned one-year period following termination due to such permanent and total disability, the provisions contained in Section 5(D), paragraph 5 hereof, shall apply. Notwithstanding Section 5(C), all Options previously granted to the Eligible Employee may be immediately exercised by the Eligible Employee who becomes permanently and totally disabled, as defined in Section 22(e)(3) of the Code, prior to the Vesting Date.

        (5) In Case of Death

     If an Eligible Employee who was granted an Option dies, both Incentive Stock Options and Non-Qualified Stock Options must be exercised within one year of such death (but no later than the Expiration Date) by the Eligible Employee's estate, or by a person who acquired the right to the Option by bequest or inheritance. Notwithstanding Section 5(C), all Options previously granted to the Eligible Employee may be immediately exercised on behalf of the Eligible Employee who dies prior to the Vesting Date.

        (6) Sequential Exercise Requirement

     Incentive Stock Options and Non-Qualified Stock Options may be exercised in any order the Eligible Employee may deem appropriate.

        (7) Termination of Options

     An Option granted under this Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of this Plan, it can no longer be exercised for Shares originally subject to the Option.

     (E) Method of Exercise

     Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under terms of the Plan and of the Option Agreement between the Company and the Eligible Employee.

     Each Option granted under this Plan shall be deemed exercised when the Eligible Employee shall indicate the decision to do so by written notice delivered in person or by certified mail to the Secretary of the Company. The notice shall state the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates is to be registered and the address and Social Security Number of such recipient. The notice shall be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Eligible Employee, be accompanied by proof, satisfactory to legal counsel of the Company, of the right of such person to exercise the Option. The Eligible Employee shall at the same time tender to the Company payment in full, in cash or by certified bank cashier's or teller's check, for the Shares for which the Option is exercised and shall comply with such other reasonable requirements as the Committee may establish, pursuant to Section 6(D) of the Plan. These provisions shall not preclude exercise of, or payment for an Option by any other proper legal method specifically approved by the Committee, including, but not limited to, the constructive delivery or actual delivery of eligible, unrestricted Shares with a Fair Market Value equal to the total option price at the time of exercise in accordance with rules and procedures prescribed or approved by the Committee.

     Except as otherwise set forth in any agreement between the Grantee and the Company with respect to the Option, as approved by the Committee, no person, estate or other entity shall have any of the rights of the shareholder with reference to Shares subject to an Option until a certificate for the Shares has been issued by the Company or delivered by the Company to a nonqualified deferral account created on behalf of the Grantee by the Company pursuant to an agreement between the Company and the Grantee, in accordance with rules and procedures prescribed or approved by the Committee.

     An Option granted under this Plan may be exercised for any lesser number of Shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining Shares subject to the Option.

     The Option may be exercised only with respect to full Shares and no fractional Shares of common stock shall be issued upon exercise of the Option.

6. Other Provisions

     (A) Adjustments upon Changes in Capitalization

     In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property, the aggregate number of Shares subject to the Plan shall be proportionately adjusted, and the number of Shares and the option price for each Share subject to the unexercised portion of any then outstanding Option shall be proportionately adjusted with the objective that the Grantee's proportionate interest in the Company shall remain the same as before the change without any change in the total option price applicable to the unexercised portion of the then outstanding Option.

     In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of Shares deliverable, and the option prices payable, upon subsequent exercise of any then outstanding Options.

     The Committee's determination of the adjustments appropriate to be made under this Section 6(A) shall be conclusive upon all Grantees and other Eligible Employees under the Plan. Notwithstanding anything in this 6(A) to the contrary, any adjustment made under this Section 6(A) shall be made in a manner that will not constitute a "modification" within the meaning defined in Section 424(h) of the Code.

     (B) Change in Control

        (1) Impact of Event

     In the event of: (1) a "Change in Control" as defined in Section 6(B)(2), or (2), a "Potential Change in Control" as defined in Section 6(B)(3), the Company may, at its option, terminate any or all outstanding, unexercised Options and portions thereof not more than 30 days after such Change in Control or Potential Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the Grantee of each terminated Option (or such Grantee's transferee, if applicable) cash, less applicable withholding taxes, in an amount equal to the difference between the option price, as described in Section 5(B), and the "Change in Control Price" (as defined in Section 6(B)(4)) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Company may determine prior to the Change in Control; and provided further that if such Change in Control Price is less than such option price, then the Board may, in its sole discretion, terminate such option without any payment.

        (2) Definition of Change in Control

     For purposes of Section 6(B)(1), a Change in Control means the happening of any of the following:

          (a) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee) and excluding State Automobile Mutual Insurance Company, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

          (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 6(B)(2)(b); or

          (c) The occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, by merger or otherwise; or

          (d) The occurrence of a "Rule 13e-3 transaction" (as defined in Rule 13e-3 under the Exchange Act) requiring approval by the shareholders of the Company;

          (e) provided, however, a change in control shall not be deemed to be a Change in Control for purposes of the Plan if the Board had approved such change prior to either (i) the commencement of any of the events described in Section 6(B)(2)(a), (b), (c) or 6(B)(3)(a), or (ii) the commencement by any person other than the Company of a tender offer for Shares.

          (3) Definition of Potential Change in Control

     For purposes of Section 6(B)(1), a Potential Change in Control means the happening of any one of the following:

          (a) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 6(B)(2); or

          (b) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee) and other than State Automobile Mutual Insurance Company) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

          (4) Change in Control Price

     For purposes of this Section 6, Change in Control Price means the highest price per share bid or paid, as applicable, in any transaction reported by the National Association of Securities Dealers on the NASDAQ National Market System or otherwise or on any stock exchange on which the Shares are listed or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event).

     (C) Non-Transferability

     No Option granted to an Eligible Employee under the Plan shall be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Eligible Employee's lifetime only by such Eligible Employee. Notwithstanding the foregoing to the contrary, the Committee may, in its discretion, designate, at the time of grant, Non-Qualified Stock Options (Options which are not intended to qualify under Section 422 of the Code), which may be gifted by the Grantee (without the receipt of consideration), from time to time, to one or more of such Grantee's spouse, children, grandchildren, or to the trustee of a trust for the principal benefit of one or more of such persons or to partnerships or limited liability companies whose only partners or members, respectively, are one or more of such persons, or it may amend existing Non-Qualified Stock Options to provide for the ability to gift them as provided above. Any such Option which is gifted shall continue to be subject to all provisions and conditions of the Plan and the Agreement applicable to the Option prior to its transfer, including without limitation, vesting requirements, restrictions on transferability and limitations on exercise following termination of employment or death or disability, provided that the person receiving the gift shall have the same right to exercise as the Eligible Employee who gifted the Option, notwithstanding Section (6)(D) to the contrary. Notwithstanding the foregoing, the Committee shall only have authority to grant Options which may be gifted pursuant to this Section if it is reasonably satisfied that such grant will not cause other Options under the Plan to lose the exemption provided by Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     (D) Compliance with Law and Approval of Regulatory Bodies

     No Option shall be exercisable and no Shares will be delivered under this Plan except in compliance with all applicable Federal and State laws and regulations including, without limitation, compliance with withholding tax requirements, compliance with Federal and State securities laws and regulations and with the rules of all domestic stock exchanges on which the Company's Shares may be listed. Any Share certificate issued to evidence shares for which an Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with Federal and State laws and regulations, to implement buy-sell restrictions, or for other purposes deemed appropriate by the Committee. No Option shall be exercisable and no Shares will be delivered under this Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or State, having jurisdiction over such matters as the Committee may deem advisable.

     In the case of the exercise of any Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option and may require consents and releases of taxing authorities that it may deem advisable.

     (E) No Right to Employment

     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Eligible Employee under this Plan any right to continue in the employ of the Company or its Subsidiary Corporations or any other affiliated entity, or shall in any way affect the right and power of the Company to terminate the employment of any Eligible Employee under this Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if this Plan had not been adopted.

     (F) Successors in Interest

     This Plan shall be binding upon, inure to the benefit of, and be enforceable by and against successors, assignees and transferees of the Company and, if appropriate, the personal representatives and heirs of the Eligible Employee.

     (G) Amendment and Termination

     The Board may at any time suspend, amend or terminate this Plan. Except as otherwise provided in this Plan, the Board may not, without the consent of the holder of the Option, alter or impair any Option previously granted under the Plan. No Option may be granted during any suspension of the Plan or after termination of the Plan.

     In addition to Board adoption of an amendment, if the amendment would: (i) materially increase the benefits accruing to Eligible Employees, or (ii) increase the number of securities issuable under this Plan other than in accordance with the provisions of Section 6(A); then such amendment shall be approved by the shareholders of the Company.

     (H) Effective Date of the Plan

     This Plan was adopted by the Board on the date shown below, and shall be effective as of July 1, 2000, subject to approval by shareholders holding a majority of the Company's outstanding Shares entitled to vote thereon within 12 months after the date the Plan was adopted by the Board. Options may be granted prior to approval of the Plan by shareholders, but no Option may be exercised until after the Plan has been approved by shareholders.

     (I) Duration of the Plan

     Unless previously terminated by the Board, this Plan shall terminate ten
     (10) years from the date the Plan is adopted by the Board, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

     (J) Governing Law

     The Plan shall be construed and governed by the laws of the State of Ohio.

     (K) Withholding Tax

     The Company, at its option, shall have the right to require any person who is entitled to receive Shares pursuant to the exercise of an Option (or if the Option was transferred, the Eligible Employee who transferred each Option) to pay to the Company an amount equal to all taxes which the Company is required to withhold with respect to such Shares or to make arrangements satisfactory to the Company regarding the payment of such taxes, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

Adopted by the Board of Directors on March 3, 2000.

Approved by the Shareholders on        .

                                                                      APPENDIX B

                        STATE AUTO FINANCIAL CORPORATION

                        2000 Directors Stock Option Plan

Section 1. Purpose; Definitions.

     The 2000 Directors Stock Option Plan (the "Plan") of State Auto Financial Corporation, an Ohio corporation (the "Company"), is intended to encourage directors of the Company and its parent corporation who are not full-time employees of the Company, its subsidiaries or its parent corporation to acquire or increase and retain a financial interest in the Company and to strengthen the mutuality of interests between such directors and the Company's shareholders by offering such directors options to purchase Common Shares of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Awards" means any award of Stock Options under the Plan.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (d) "Company" means State Auto Financial Corporation, an Ohio corporation, or any successor corporation.

     (e) "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (g) "Fair Market Value" means, as of any given date, the (i) last reported sale price on the NASDAQ National Market System as of the end of the regular trading day, or (ii) mean between the high and low bid and ask price, as reported by the National Association of Securities Dealers, or
     (iii) last reported sale price on any stock exchange on which the Stock is listed.

     (h) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (i) "Plan" means State Auto Financial Corporation 2000 Directors Stock Option Plan, as amended from time to time.

     (j) "Stock" means the Common Shares, without par value, of the Company.

     (k) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 3, which options shall be non-qualified stock options.

     (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Sections 4(b), (c) and (d) below.

Section 2. Stock Subject to the Plan.

     (a) Aggregate Stock Subject to the Plan. Subject to adjustment as provided below in Section 2(c), the total number of shares of Stock reserved and available for Awards under the Plan is 300,000. Any Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) Forfeiture or Termination of Awards of Stock. If any Stock subject to any Award granted hereunder is forfeited or an Award otherwise terminates or expires without the issuance of Stock, the Stock subject to such Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 2(a).

     (c) Adjustment.

     (1) If the Company (i) pays a dividend or makes a distribution in shares of Stock, (ii) subdivides or splits its outstanding Stock into a greater number of shares, or (iii) combines its outstanding Stock into a smaller number of shares, the aggregate number of shares of Stock reserved for issuance pursuant to the Plan and the number and option price of shares of Stock subject to outstanding Options granted pursuant to the Plan immediately prior thereto shall be adjusted so that, assuming that Options had been previously granted for all of the shares of Stock so reserved, the participants would be entitled to receive for the same aggregate price that number of shares of Stock which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event. An adjustment made pursuant to this
     Section 2(c)(1) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

     (2) If the Company reclassifies or changes the Stock (except for splitting or combining, or changing par value, or changing from par value to no par value, or changing from no par value to par value) or participates in a consolidation or merger (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the Stock except as stated above), the aggregate number of shares of Stock reserved for issuance pursuant to the Plan and the number and option price of shares of Stock subject to outstanding Options granted pursuant to the Plan immediately prior thereto shall be adjusted so that, assuming that Options had been previously granted for all the shares of Stock so reserved, the participants would be entitled to receive for the same aggregate price that number and type of shares of capital stock which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event.

     (3) No adjustment pursuant to this Section 2(c) shall be required unless such adjustment would require an increase or decrease of at least 1% in such number or price; provided, however, that any adjustments which by reason of this Section 2(c)(3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this

     Section 2(c) shall be made to the nearest cent or to the nearest full share, as the case may be. Anything in this Section 2(c) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the option price, in addition to those required by this Section 2(c), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions or splits of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock hereafter made available by the Company to its stockholders shall not be taxable.

     (4) Whenever an adjustment is made pursuant to this Section 2(c), the Company shall promptly prepare a notice of such adjustment setting forth the terms of such adjustment and the date on which such adjustment becomes effective and shall mail such notice of such adjustment to the participants at their respective addresses appearing on the records of the Company or at such other address any participant may from time to time designate in writing to the Company.

Section 3. Stock Options.

     (a) Grant and Eligibility. All directors of the Company or its Parent who are not full-time employees of the Company or its Parent or Subsidiary corporations and who are in compliance with the Company's stock ownership guidelines as applicable to such directors are eligible to be granted Awards under the Plan. Promptly following each annual meeting of the shareholders of the Company on or after the effective date of the Plan, each person who is then a director of the Company or its Parent and not a full-time employee of the Company or its Parent or Subsidiary corporations shall be granted an Option to purchase 1,000 shares of Stock.

     (b) Terms and Conditions. Options granted under the Plan shall be evidenced by option agreements, and shall be subject to the following terms and conditions:

     (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be the Fair Market Value of the Stock on the last trading day prior to the annual meeting of shareholders immediately preceding the date of grant (the "Option Price").

     (2) Option Term. Subject to Section 3(b)(6), the term of each Stock Option shall commence on the date on which such Stock Option is granted and shall terminate on the tenth anniversary of the date on which such Stock Option was granted.

     (3) Exercise. The Option shall become exercisable on the date on which such Stock Option is granted and shall thereafter be exercisable during the term of such Stock Option as specified in Section 3(b)(2).

     (4) Method of Exercise. When exercisable in accordance with Section 3(b)(3), Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.

     Such notice shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is exercised, in cash or by check or such other instrument as the Company may accept. Payment, in full or in part, of the Option Price of Stock Options may also be made in the form of
     (i) actual or constructive delivery of unrestricted Stock owned by the participant, and (ii) Stock that is part of the Stock Option being exercised. The value of each such share of Stock so surrendered shall be 100% of the Fair Market Value of the Stock on the date the Option is exercised.

     No Stock shall be issued pursuant to an exercise of an Option until full payment has been made. A participant shall not have rights to dividends or any other rights of a shareholder with respect to any Stock subject to an Option unless and until the participant has given written notice of exercise, has paid in full for such shares, has given, if requested, the representations described in Section 7(a) and such shares have been issued to him or delivered to a non-qualified deferral account created on behalf of the participant by the Company, pursuant to agreement between the Company and the participant.

     (5) Non-Transferability of Options. Unless transferred in accordance with this subsection (5), all Stock Options shall be exercisable only by the participant, by the participant's estate (as provided in Section 3(b)(6)) or by the participant's authorized legal representative if the participant is unable to exercise an Option as a result of the participant's Disability.

     The option agreement granting the Option shall provide that the Option may be gifted by the participant (without the receipt of consideration), from time to time, to one or more of such participant's spouse, children, grandchildren, or to the trustee of a trust for the principal benefit of one or more of such persons or to a partnership whose only partners are one or more of such persons or to a limited liability company whose only members are one or more of such persons. Any such Option which is gifted shall continue to be subject to all provisions and conditions of the Plan and the option agreement applicable to the Option prior to its transfer, provided that the person receiving the gift shall have the same right to exercise as the participant who gifted the Option.

     (6) Death of Participant. If any participant dies while holding unexercised Stock Options, any Stock Option held by such participant at the time of his or her death may thereafter be exercised, to the extent such Option was exercisable at the time of death, by the estate of the participant (acting through its fiduciary), for a period of one year from the date of such death regardless of the term of the Stock Option remaining at the director's death.

     (c) Buyout Provisions. The Company may at any time buy out, for a payment in cash or Stock, an Option previously granted, based on such terms and conditions as the Company shall establish and agree upon with the participant.

Section 4. Change in Control Provisions.

     (a) Impact of Event. In the event of: (1) a "Change in Control" as defined in Section 4(b), or (2), a "Potential Change in Control" as defined in
     Section 4(c), the Company may, at its option, terminate any or all unexercised Options and portions thereof not more than 30 days after such Change In Control or Potential Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the holder of each terminated Option (or such holder's transferee, if applicable) cash, less applicable withholding taxes, in an amount equal to the difference between the Option Price, as described in Section 3(b)(i), and the "Change in Control Price" (as defined in Section 4(d)) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Company may determine prior to the Change in Control; and provided further that if such Change in Control Price is less than such Option Price, then the Board may, in its sole discretion, terminate such Option without any payment.

     (b) Definition of Change in Control. For purposes of Section 4(a), a Change in Control means the happening of any of the following:

     (1) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee) and excluding State Automobile Mutual Insurance Company, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

     (2) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 4(b)(2); or

     (3) The occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, by merger or otherwise; or

     (4) The occurrence of a "Rule 13e-3 transaction" (as defined in Rule 13e-3 under the Exchange Act) requiring shareholder approval;

     (5) provided, however, a change in control shall not be deemed to be a Change in Control for purposes of the Plan if the Board had approved such change prior to either (i) the commencement of any of the events described in Section 4(b)(1), (2), (3) or 4(c)(1), or (ii) the commencement by any person other than the Company of a tender offer for Stock.

     (c) Definition of Potential Change in Control. For purposes of Section 4(a), a Potential Change in Control means the happening of any one of the following:

     (1) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 4(b); or

     (2) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee) and other than State Automobile Mutual Insurance Company) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

     (d) Change in Control Price. For purposes of this Section 4, Change in Control Price means the highest price per share bid or paid, as applicable, in any transaction reported by the National Association of Securities Dealers on the NASDAQ National Market System or otherwise or on any stock exchange on which the Stock is listed or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event).

Section 5. Amendments and Termination.

     The Board may at any time, in its sole discretion, amend, alter or discontinue the Plan, but no such amendments, alterations or discontinuation shall be made which would materially and adversely affect the rights of a participant under an Award theretofore granted, without the participant's consent.

Section 6. Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company.

Section 7. General Provisions.

     (a) The Company may require each participant acquiring Stock pursuant to an Option under the Plan (i) to represent and warrant to and agree with the Company in writing that the participant is acquiring the Stock without a view to distribution thereof, and (ii) to make such additional representations, warranties and agreements with respect to the investment intent of such person or persons exercising the Option as the Company may reasonably request. The certificates for such shares may include any legend which the Company deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (d) The Plan, all Awards made and actions taken thereunder and any agreements relating thereto shall be governed by and construed in accordance with the laws of the State of Ohio.

     (e) All agreements entered into with participants pursuant to the Plan shall be subject to the Plan.

Section 8. Effective Date of Plan.

     This Plan was adopted by the Board on the date shown below, and shall be effective as July 1, 2000, subject to approval by shareholders holding a majority of the Company's outstanding Stock entitled to vote thereon within 12 months after the date the Plan was adopted by the Board. Options may be granted prior to approval of the Plan by shareholders, but no Option may be exercised until after the Plan has been approved by shareholders.

Section 9. Term of Plan.

     No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.

     This Plan was approved and adopted by the Board of Directors of the Company on March 3, 2000.

     This Plan was approved by the shareholders of the Company on      .

                                  DETACH CARD
--------------------------------------------------------------------------------

STATE AUTO FINANCIAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Robert L. Bailey, and in the event he is unable to so act, Robert H. Moone and any one or more of them, Proxies, with full power of substitution, to represent and vote all common shares, without par value, of State Auto Financial Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Company's principal executive offices located at 518 East Broad Street, Columbus, Ohio on Friday, May 26, 2000, at 10:00 A.M., EDST, and at any and all adjournments thereof, as specified on the reverse of this Proxy.

    1. ELECTION OF THE FOLLOWING                      WITHHELD        [ ]
       NOMINEES AS CLASS III DIRECTORS:               for all Nominees
       FOR all Nominees        [ ]
       (except as marked to the contrary)

           Urlin G. Harris, Jr., George R. Manser and Richard K. Smith.

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) PRINT THE NAMES IN THE SPACE BELOW

   -----------------------------------------------------------------------------

   2. Proposal to approve the 2000 Stock Option Plan
        [ ]  For                [ ]  Against                [ ]  Abstain

   3. Proposal to approve the 2000 Directors Stock Option Plan
        [ ]  For                [ ]  Against                [ ]  Abstain

                  (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

                                  DETACH CARD
--------------------------------------------------------------------------------

                        State Auto Financial Corporation

(Continued from the other side)

   4. In the discretion of the named proxies, to vote on all other matters that may properly come before the meeting or any adjournment thereof.
        [ ]  For                [ ]  Against                [ ]  Abstain

The shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND FOR THE APPROVAL OF THE 2000 STOCK OPTION PLAN AND FOR THE APPROVAL OF THE 2000 DIRECTORS STOCK OPTION PLAN.

                                                    [ ] I PLAN TO ATTEND MEETING

                                              Date........................, 2000

                                              ..................................
                                              Signature

                                              ..................................
                                              Signature

                                              Please mark, date and sign as your
                                              name appears below and return in
                                              the enclosed envelope. If acting
                                              as executor, administrator,
                                              trustee, guardian, etc., you
                                              should so indicate when signing.
                                              If the signer is a corporation,
                                              please sign the full corporate
                                              name by a duly authorized officer.
                                              If shares are held jointly, each
                                              stockholder named should sign.